© 2012 American Capital. All Rights Reserved. Nasdaq: ACAS ® American Capital, Ltd. Debt Presentation July 24, 2012

Nasdaq: ACAS 2 Safe Harbor Statement This presentation contains statements that, to the extent they are not recitations of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All such forward-looking statements are intended to be subject to the safe harbor protection provided by the Reform Act. Actual outcomes and results could differ materially from those forecast due to the impact of many factors beyond the control of American Capital. All forward looking statements included in this presentation are made only as of the date of this presentation and are subject to change without notice. Certain factors that could cause actual results to differ materially from those contained in the forward-looking statements are included in our periodic reports filed with the SEC. Copies are available on the SEC’s website at www.sec.gov. We disclaim any obligation to update our forward looking statements unless required by law. The following slides contain summaries of certain financial and statistical information about American Capital, Ltd. They should be read in conjunction with our periodic reports that are filed from time-to-time with the Securities and Exchange Commission including our annual report on Form 10-K for the year ended December 31, 2011 and our subsequent periodic filings. Historical results discussed in this presentation are not indicative of future results. Additional Information No information contained in this presentation constitutes an offer or invitation to acquire or dispose of any securities or investment advice in any jurisdiction. Any statements included herein regarding earnings enhancement are not a profit forecast and should not be interpreted to mean that American Capital’s future earnings will necessarily match or exceed those of any prior year. Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

Nasdaq: ACAS 3 American Capital, Ltd. Presenters Malon Wilkus Chief Executive Officer John Erickson Chief Financial Officer Tom McHale Senior Vice President, Finance Michael Sarner Vice President, Treasury

Nasdaq: ACAS Agenda  American Capital, Ltd. (ACAS, Ltd.) Overview  Investment Portfolio  Private Finance including Business Loan Trusts  European Capital (ECAS)  Structured Products  American Capital, LLC (ACLLC)  Investment Process and Valuation  Financial Overview  Transaction Overview  Appendix 4

Nasdaq: ACAS Overview of American Capital, Ltd.  Founded in 1986  IPO in 1997  Leading Manager of and Investor in Alternative Assets  $16.2 B of Earning Assets under Management or on Balance Sheet as of March 31, 2012  $6.4 B internally managed (on balance sheet) at American Capital, Ltd.  $9.8 B externally managed by fee based asset manager** in 3 private funds and 2 public funds  7 offices and 320 Employees in the U.S. and Europe. 5 Corporate Headquarters American Capital Office Bethesda, MD New York Boston Chicago Dallas London Paris Global Private Finance Investor & Asset Manager* * Includes assets managed by American Capital, LLC, a wholly-owned portfolio company. ** Total earning assets of funds under management less American Capital, Ltd.’s investment in the funds.

Nasdaq: ACAS Overview of American Capital, Ltd.  Types of Investments  ACAS & ECAS Buyouts  PE Sponsored Buyouts  Direct Investments  Recapitalizations  Growth Financings  Add-on Financings  Method of Investing  One Stop Buyout®  One Stop Financing  Equity  Mezzanine  2nd Lien  Syndicated Senior  Real Estate Financing  Unitranche and Uni-Rate 6  Geographic Concentration  North America  Europe  Sector Specialization  Energy  Special Situations  Later-Stage Technology  Medical Products  CMBS  CLOs  Agency Securities  RMBS  Non-Agency Mortgage Securities  Residential Mortgage Loans Primary Business Lines

Nasdaq: ACAS People and Offices  7 Offices in the U.S. and Europe  34 Investment Teams  92 investment professionals  29 CPAs, Audit and Valuation Professionals (FACT)  Unique in our industry  19 Person Operations Team  One of the largest in our industry  10 Former CEOs & Presidents  1 Former COO  1 Former CFO  4 Financial VPs and Associates  3 Supply Chain Management Professionals  4 Person Syndication Team  23 Person Legal Team  8 Person Human Resource Team  Includes 73 Employees at American Capital, LLC, a Wholly-Owned Portfolio Company 7 320 Employees

Nasdaq: ACAS American Capital, Ltd. Investment Overview 8 American Capital, LLC is a wholly-owned portfolio company of American Capital, Ltd. which provides cash in the form of dividends Non-BLT Private Finance Investments Generates cash from investments: • Interest • Dividends • Portfolio realizations • Advisory and transaction fees Business Loan Trusts (“BLTs”) Investment Portfolio Fee-based Asset Manager (American Capital, LLC) Private Finance Investment Portfolio Structured Products Publicly traded REITs (AGNC, MTGE) Private Equity Investments CLOs Leveraged Finance European Capital (“ECAS”) Strong asset coverage with upside potential as business continues to improve Generates cash from • Interest • Portfolio realizations • Taxable BDC • Not Paying Taxes Due to NOLs • No Dividend Requirement

Nasdaq: ACAS $6.4 B of On-Balance Sheet Assets as of 3/31/12  Private Finance: $3.6 B FV including $1.1 B in BLTs  Senior and mezzanine debt investments as well as equity investments in privately-held, middle market companies ● $233 MM LTM cash interest and dividend income ● $1.0 B LTM realizations ● Non-performing loans represent 8.1% of the total loan portfolio FV  European Capital: $800 MM FV – Consisting of a $711 MM Equity Investment and an $89 MM Debt Investment  Wholly-owned investment fund that invests in senior and mezzanine debt as well as equity primarily in Europe ● 51 portfolio companies ● $1.5 B FV including $1.1 B in ECAS 2011-1 Loan B.V. including reinvestment proceeds ● Highly diversified portfolio in northern European countries ● ACAS values our 100% ownership at 82% of ECAS’ NAV at 3/31/12  Structured Products: $231 MM FV  CMBS, CLO and CDO investments ● $58 MM LTM cash interest and dividend income ● $32 MM LTM return of principal  American Capital, LLC: $736 MM FV – Consisting of a $730 MM Equity Investment and a $6 MM Debt Investment  Alternative asset management business manages $9.8 B in assets across 5 vehicles ● $133 MM LTM Revenue ● $ 54 MM LTM EBITDA; run rate EBITDA1 of $98 MM ● Over the last year managed equity fee base grew 175%  Corporate: $1 B in FV  Other assets including cash of $ 313 MM, restricted cash of $205 MM, and a net deferred tax asset of $396 MM 9 1 Includes the effect of the $1.25 B equity raise in July 2012

© 2012 American Capital. All Rights Reserved. ® Private Finance 10

Nasdaq: ACAS Private Finance*  $21 B Invested in over 360 Portfolio Companies since IPO**  $11 B in over 100 ACAS, Ltd. One Stop Buyouts®  $8 B in over 145 PE buyouts sponsored by 147 PE firms  $2 B in over 100 direct & all other investments  12% IRR on $15 B of Exited Investments in ACAS, Ltd. Private Finance Portfolio over 14 Years:  5% IRR on senior debt  11% IRR on mezzanine debt  29% IRR on equity  Investment Income from Interest, Dividends and Fees  Cash Flow from Portfolio Realizations * Excludes European Capital, Structured Products, American Capital Agency Corp. (AGNC), American Capital Mortgage Investment Corp. (MTGE) and American Capital, LLC. ** Includes investments and portfolio companies of American Capital Equity I and II. 11 As of Q1 2012

Nasdaq: ACAS 12 ACAS, Ltd. Number of Private Finance Portfolio Companies 0 50 100 150 200 250 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Q1 12 3 15 36 46 55 69 86 117 141 188 217 223 187 160 152 144 ACAS Portfolio Companies

Nasdaq: ACAS 13 Private Finance* Industry Diversification Investments at Fair Value based on Global Industry Classification Standard Commercial Services and Supplies, 14% Hotels, Restaurants and Leisure, 8% Health Care Providers and Services, 7% Electrical Equipment, 6% Life Sciences Tools and Services, 6% Professional Services, 5% Internet and Catalog Retail, 4% Construction and Engineering, 4% Aerospace and Defense, 4% Health Care Equipment and Supplies, 4% Pharmaceuticals, 4% Food Products, 3% Computers and Peripherals, 3% Diversified Consumer Services, 3% Auto Components, 3% Household Durables, 3% Real Estate and Real Estate Investment Trusts, 3% Leisure Equipment and Products, 2% Building Products, 2% Oil, Gas and Consumable Fuels, 1% Other, 11% * Private finance excludes ECAS, Structured Products and American Capital, LLC Total Investments at FV $ 3.6 B FV as of Q1 2012

Nasdaq: ACAS 14 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2009 2010 2011 Q1 2012 $225 $261 $270 $316 $54 $79 $77 $85 $1,049 $1,134 $1,110 $1,116 $1,886 $1,755 $1,390 $1,254 $1,629 $1,142 $938 $783 $181 $140 $110 $58 Revolving Credit Facility Senior Debt Mezzanine Debt Preferred Equity Warrants Common Equity $ in Millions By Type of Security ACAS Private Finance Assets* at Fair Value $4,511 $3,895 $3,612 $5,024 * Private finance excludes ECAS, Structured Products and American Capital, LLC

Nasdaq: ACAS Private Finance Cash Flow 15 $ in Millions * Realizations figures exclude PIK and OID collections and the portion of ACLLC and Structured Products’ cash flows attributable to return of capital. $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2009 2010 2011 Q1 2012 LTM $761 $931 $530 $673 $320 $249 $383 $367 $48 $77 $108 $116 $443 $334 $254 $233 $38 $38 $28 $27 $1,610 $1,629 $1,303 $1,416 Debt Realizations* Equity Realizations* PIK and OID Collections Cash Interest and Dividend Income Cash Fee Income

Nasdaq: ACAS

Credit Quality of Private Finance Portfolio*

	Q1 10	Q1 11	Q1 12	Q1 12 - BLT Assets	Q1 12 - Non-BLT Assets
Mean Net Debt to Adjusted EBITDA(1)	4.3	4.2	4.3	4.1	4.3
Total Net Debt to Adjusted EBITDA(2)	5.5	5.4	5.3	5.0	5.3
Interest Coverage(3)(5)	2.2	2.3	2.3	2.4	2.3
Debt Service Coverage(4)(5)	1.8	2.0	1.7	2.1	1.6

(1) Mean Net Debt represents the sum of (i) debt and other liabilities senior to ACAS, (ii) normalization for working capital and (iii) the mean of the total of ACAS' debt in each portfolio company's debt capitalization, less cash of the portfolio company. EBITDA is defined as the earnings before interest, taxes, depreciation and amortization and other non-recurring charges. The Adjusted EBITDA is defined as the EBITDA used to value the current enterprise value of the portfolio company which may be the EBITDA of the most recent twelve months or, when appropriate, the forecasted twelve months. Ratio excludes ACAS' investments in technology, real estate and financial services companies as well as debt investments valued at liquidation value.

(2) Total Net Debt represents the sum of (i) debt and other liabilities senior to ACAS, (ii) normalization for working capital and (iii) the total of ACAS' debt in each portfolio company's debt capitalization, less cash of the portfolio company. Ratio excludes ACAS' investments in technology, real estate and financial services companies as well as debt investments valued at liquidation value.

(3) Adjusted EBITDA divided by the total cash interest expense of the portfolio company during the most recent twelve month period, or when appropriate as a result of a new debt capital structure, the forecasted twelve months.

(4) Adjusted EBITDA divided by the total scheduled principal amortization and total cash interest expense of the portfolio company during the most recent twelve month period, or when appropriate, the forecast twelve months.

(5) Excludes investments in which we own only equity, Structured Products and American Capital, LLC.

American Capital

* Weighted average based on total private financing portfolio assets at fair value. Private Finance Portfolio excludes European Capital, Structured Products and American Capital, LLC.

16

Nasdaq: ACAS Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q1 12 BLT Assets Q1 12 Non-BLT Assets Current $ 2,775 $ 2,570 $ 2,482 $ 2,304 $ 2,001 $ 1,034 $ 967 0 - 30 Days Past Due - 4 - 16 5 - 5 31 - 60 Days Past Due - - - 3 14 14 - 61 - 90 Days Past Due - 16 - - - - - > 90 Days Past Due 3 3 3 3 3 1 2 Total Past Due Loans at Cost $ 3 $ 23 $ 3 $ 22 $ 22 $ 15 $ 7 Non-Accrual Loans at Cost $ 663 $ 519 $ 569 $ 419 $ 356 $ 125 $ 231 Total Loans at Cost $ 3,441 $ 3,112 $ 3,054 $ 2,745 $ 2,379 $ 1,174 $ 1,205 Non-Accrual Loans at Fair Value $ 227 $ 255 $ 173 $ 219 $ 178 $ 86 $ 92 Total Loans at Fair Value $ 2,959 $ 2,826 $ 2,640 $ 2,518 $ 2,190 $ 1,112 $ 1,078 Non-Accrual Loans as a % of Total Loans at Cost 19.3% 16.7% 18.6% 15.3% 15.0% 10.6% 19.2% Non-Accrual Loans as a % of Total Loans at Fair Value 7.7% 9.0% 6.6% 8.7% 8.1% 7.7% 8.5% Non-Accrual Loans at Fair Value as a % of Non- Accrual Loans at Cost 34.2% 49.1% 30.4% 52.3% 50.0% 68.8% 39.8% 17 $ in Millions Non-Performing Loans Analysis

© 2012 American Capital. All Rights Reserved. ® Private Finance Business Loan Trusts 18

Nasdaq: ACAS ACAS Business Loan Trusts  Business Loan Trusts (BLTs) are Asset Securitizations Secured by Loans Originated by ACAS, Ltd. and Consolidated into ACAS, Ltd.’s Financial Statements  Rights to collateral sold in the form of notes  ACAS, Ltd. retains preferred equity tranches  Interest collections are currently being trapped and used to pay down BLT debt ● Current run rate of approximately $90MM in residual  BLT Debt Amortization is solely based on Collections from Underlying Collateral (No Contractual Payments)  Self contained asset securitizations with no recourse to ACAS, Ltd.  Any remaining collateral held by the BLTs is released to ACAS, Ltd. when the notes are paid in full  FV of BLT Loan Assets is $1.1 B with a Weighted Average Cash Yield of 9.14%1  Total debt of $547 MM, net of restricted cash of $199 MM resulting in net debt of $348 MM  Net asset value of $766 MM2 provides direct asset coverage to ACAS, Ltd. ● If dissolved as of March 31, 2012, all $766 MM would be available to ACAS, Ltd.  BLT 6 provided $102 MM of asset value to ACAS, Ltd. after Q2 2012 dissolution  Expect to fully unwind by early 2014  Asset Appreciation of Collateral and Debt Pay Downs from Interest increased Equity Value by $325 MM from Q1 2010 to Q1 2012 19 (1) Net of non-accruals (2) FV as of Q1 2012 - $1,114 MM total FV less $348 MM net debt = $766 MM Net Asset Value to American Capital, Ltd.

Nasdaq: ACAS 1,611 78% 1,421 72% 1,276 67% 1,070 62% 940 57% 824 52% 731 51% 592 44% 348 31% 441 22% 554 28% 623 33% 667 38% 721 43% 760 48% 700 49% 744 56% 766 69% 1.3x 1.4x 1.5x 1.6x 1.8x 1.9x 2.0x 2.3x 3.2x 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x $0 $300 $600 $900 $1,200 $1,500 $1,800 $2,100 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Net Debt* Equity in Trust Asset Coverage** $1,975 $2,052 $1,899 $1,737 $1,661 $1,431 $1,336 $1,114 $1,584 BLT Deleveraging (Historical) 20 Total Loan FV in $MM * Net Debt calculated as Debt Outstanding less Restricted Cash ** Asset Coverage calculated as Total Loan FV divided by Net Debt

Nasdaq: ACAS 21 Private Finance Portfolio - BLT Assets Investments at Fair Value based on Global Industry Classification Standard Commercial Services and Supplies, 15% Health Care Providers and Services, 9% Hotels, Restaurants and Leisure, 7% Auto Components, 6% Construction and Engineering, 6% Computers and Peripherals, 6% Life Sciences Tools and Services, 6% Health Care Equipment and Supplies, 4% Professional Services, 4% Air Freight and Logistics, 4% Internet and Catalog Retail, 4% Pharmaceuticals, 4% Food Products, 3% Diversified Consumer Services, 3% Household Durables, 3% Diversified Financial Services, 3% Media, 2% Real Estate Investment Trusts (REITs), 2% Insurance, 2% IT Services, 2% Building Products, 1% Personal Products, 1% Textiles, Apparel and Luxury Goods, 1% Other, 2% Total Investments at FV $ 1.1 B FV as of Q1 2012

Nasdaq: ACAS 22 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2009 2010 2011 Q1 2012 $1,150 $1,070 $841 $724 $940 $667 $495 $390 Senior Debt Mezzanine Debt $ in Millions By Type of Security at Fair Value Private Finance Portfolio - BLT Assets $1,737 $1,336 $1,114 $2,090

© 2012 American Capital. All Rights Reserved. ® European Capital 23

Nasdaq: ACAS European Capital (ECAS) Overview Overview  Founded in 2005, Publicly Traded Between 2007-2009  Invests in Private Equity, Mezzanine and Senior Debt  Wholly-Owned by American Capital, Ltd  $800 MM FV investment – consisting of $711 MM equity investment and $89 MM debt investment  Offices in London and Paris with 46 Employees 24 Primary Business Lines Totaling $1.6 B of Total Assets as of March 31, 2012  Private Finance: $1.5 B FV including $1.1 B in ECAS 2011-1 Loan B.V. including Reinvestment Proceeds  Senior and mezzanine debt investments as well as equity investments in privately-held, middle market companies ● $105 MM LTM cash interest and dividend income ● 7.9% non-accruals as a % of total loan FV ● $264 MM LTM realizations ● $182 MM principal proceeds available for reinvestment in the ECAS 2011-1 Loan B.V.  Structured Products: $20 MM FV  CLO investments ● $3 MM LTM cash interest and dividend income ● $5 MM LTM return of principal  Corporate: $89 MM in FV  Other assets including cash of $ 19 MM and restricted cash of $56 MM Assumed foreign exchange rate of 1.33 USD/EUR as of March 31, 2012

Nasdaq: ACAS

European Capital Strengths

- Potential for Appreciation of ACAS, Ltd. Equity Investment in ECAS
  - ✓ Currently fair valued at $711 MM or 82% of ECAS NAV of $867 MM
- Highly Diversified Investment Portfolio with Investments in over 24 Industries across 8 European Countries
  - ✓ Focused on stronger Northern European countries
    - 99.5% of portfolio investments in countries that are rated AA+ or better
- Asset Investment Portfolio Mix Heavily Weighted to Debt at 74% vs. Equity at 26% at FV
- 3.0x Asset Coverage[1] at FV as of March 31, 2012
- $526 MM of Total Third Party Debt as of March 31, 2012
  - ✓ $382 MM ECAS 2011-1 Loan B.V. Senior Secured Notes
    - Two year reinvestment period ending in 2013
    - Secured by $1.1 B FV of loan assets
    - Self contained asset securitization with no recourse to ECAS or ACAS, Ltd.
  - ✓ $144 MM unsecured private placement notes maturing in 2022
- Expect Continued New Investment Activity using Proceeds from Portfolio Realizations
- Unique Access to the Middle Market through Extensive Network of Deal Sources

[1]Excluding debt payable to ACAS, Ltd.

Assumed foreign exchange rate of 1.33 USD/EUR as of March 31, 2012

American Capital

25

Nasdaq: ACAS 26 0 25 50 75 2005 2006 2007 2008 2009 2010 2011 Q1 12 8 37 67 73 69 62 51 51 ECAS Portfolio Companies ECAS Number of Portfolio Companies

Nasdaq: ACAS 27 LUXEMBOURG (AAA) $72 MM 6% SPAIN (A) $7 MM 0% FRANCE (AA+) $536 MM 42% GERMANY (AAA) $162 MM 13% SWEDEN (AAA) $13 MM 1% NETHERLANDS (AAA) $4 MM 0% UNITED KINGDOM (AAA) $431 MM 34% NORWAY (AAA) $52 MM 4% Geographic Diversification1 99.5% of Portfolio Investments in Countries that are Rated AA+ or Better 1As of March 31, 2012. Country based on location of invested entity. Excludes CLO investments. Ratings are per Standard & Poor’s. Assumed foreign exchange rate of 1.33 USD/EUR as of March 31, 2012

Nasdaq: ACAS 28 Industry Diversification As of March 31, 2012 Investments at Fair Value Global Industry Classification Standard (GICS) Household Products, 15% Food Products, 10% Machinery, 9% Software, 8% Textiles, Apparel & Luxury Goods, 8% Commercial Services & Supplies, 7% Electronic Equipment & Instruments, 6% Building Products, 5% Chemicals, 4% Specialty Retail, 4% Health Care Equipment & Supplies, 4% Oil, Gas & Consumable Fuels, 3% Air Freight & Logistics, 3% Health Care Equipment & Supplies, 3% Health Care Providers & Services, 3% Household Durables, 2% Diversified Financial Services, 2% Auto Components, 2% Other, 2% Total Investments at FV $1.3 B Assumed foreign exchange rate of 1.33 USD/EUR as of March 31, 2012

Nasdaq: ACAS $ millions 29 Portfolio At Fair Value (in $’s) $66 $239 $495 $599 $1,121 $1,419 $1,566 $2,116 $2,502 $2,516 $2,308 $2,550 $2,439 $2,062 $1,849 $1,716 $1,692 $1,610 $1,680 $1,567 $1,354 $1,429 $1,508 $1,460 $1,388 $1,293 $1,297 0 10 20 30 40 50 60 70 80 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Equity CDO/CLO Sub Debt Unirate 2nd lien Senior Portfolio Companies Decrease in FV from Q2 2008 to Q1 2012 is Based on $1.1 B of Portfolio Realizations and $388 MM of FV Adjustments Assumed foreign exchange rate of 1.33 USD/EUR as of March 31, 2012

Nasdaq: ACAS  $1,475 MM Realized in 41 Full Exits  $1,357 MM realized in 39 full exits of non-control portfolio ● 8.6% aggregate IRR 1 ► 20.1% IRR 1 on equity ► 8.1% IRR 1 on debt  $118 MM realized in 2 full exits of control portfolio ● 23.6% aggregate IRR 1 ► 34.8% IRR 1 on equity ► 1.6% IRR 1 on debt  $750 MM Loan Syndications  $274 MM Partial Realizations and Principal Amortization Comprised of Full Exits, Loan Syndications and Partial Exits 1 IRR calculated using the exchange as of the date of origination and includes fees earned by the manager 30 $2.5 B of Realized Exits Since Inception Assumed foreign exchange rate of 1.33 USD/EUR as of March 31, 2012

Nasdaq: ACAS 31 $0 $100 $200 $300 $400 2009 2010 2011 LTM Q1 2012 $92 $7 $43 $46 $15 $310 $212 $217 $58 $107 $375 $255 $263 Senior Debt Subordinated Debt Equity Investments $ in Millions $779 MM of Realizations from 2009 through Q1 2012 ECAS Realizations Assumed foreign exchange rate of 1.33 USD/EUR as of March 31, 2012

Nasdaq: ACAS $1,010 $612 $508 $526 $24 $28 $75 $89 $701 $835 $832 $867 $1,738 $1,488 $1,499 $1,568 1.7x 2.4x 3.0x 3.0x 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x $0 $500 $1,000 $1,500 $2,000 $2,500 2009 2010 2011 Q1 2012 3rd Party Debt O/S ACAS Debt O/S Equity Asset Coverage* ACAS Carrying Value of Equity $711 $547 $608 $243 32 Total Asset FV shown in $mm * Asset Coverage calculated as Total Assets divided by 3rd Party Debt O/S. Total Assets will not reconcile to the sum of Debt Outstanding plus Equity due to non-interest bearing liabilities. ECAS Deleveraging (Historical) Assumed foreign exchange rate of 1.33 USD/EUR as of March 31, 2012

© 2012 American Capital. All Rights Reserved. ® Structured Products 33

Nasdaq: ACAS 34  $231 MM Investments in CLOs, CMBS and CDOs at FV  $199 MM in CLOs secured by diverse pool of commercial corporate loans  $25 MM in CMBS secured by diverse pool of commercial mortgage loans  $7 MM in CDOs secured by bonds of separate securitizations  Non-investment Grade Tranches with Intention to Hold to Maturity  First-loss or subordinated positions held to maximize return potential  CLO Investments Performed Well Through Recession due to Diversified Collateral Base  Valued at 99.6% of cost basis as of Q1 2012  Represents 86.1% of Structured Products at FV  Continue to generate recurring cash flow  Q1 2012 LTM Income of $58 MM from Structured Products  26% LTM yield on Structured Products at FV  Q1 2012 LTM Realizations of $32 MM from Structured Products  Represents less than 5% of the American Capital, Ltd. Investment Portfolio at FV Structured Products Overview

Nasdaq: ACAS 35 $0 $50 $100 $150 $200 $250 2009 2010 2011 Q1 2012 $113 $167 $184 $199 $2 $2 $6 $7 $52 $29 $28 $25 CMBS Investments CDO Investments CLO Investments $ in Millions By Type of Security at Fair Value as of Q1 2012 Structured Products Portfolio $198 $218 $231 $167

Nasdaq: ACAS 36 $81 $52 $56 $58 $10 $19 $34 $32 $91 $71 $90 $90 $167 $198 $218 $231 $0 $40 $80 $120 $160 $200 $240 $0 $25 $50 $75 $100 $125 $150 2009 2010 2011 LTM Q1 2012 Interest & Dividend Income Return of Principal Structured Products Fair Value Structured Products Cash Flows $ in Millions

© 2012 American Capital. All Rights Reserved. ® American Capital, LLC 37

Nasdaq: ACAS

American Capital, LLC Overview*

*$9.8 B Externally Managed Fee Base** AUM in 3 Private & 2 Public Funds*

American Capital, LLC (Fee Based Asset Manager) ← $9.8 B fee base

- Real Estate Investment Trusts – $8.5 B fee base
  - American Capital Agency Corp. (NASDAQ: AGNC)
  - American Capital Mortgage Investment Corp. (NASDAQ: MTGE)
- Private Finance (Private Equity Funds) – $0.9 B fee base
  - American Capital Equity I (ACE I)
  - American Capital Equity II (ACE II)
- Other Leveraged Finance – $0.4 B fee base
  - ACAS CLO 2007-1

	American Capital Agency Corp. (NASDAQ: AGNC)	American Capital Mortgage Investment Corp. (NASDAQ: MTGE)	American Capital Equity I (ACE I)	American Capital Equity II (ACE II)	ACAS CLO 2007-1
Gross AUM	$88.4 B	$4.3 B	$0.6 B	$0.3 B	$0.4 B
Net Assets	$8.1 B	$0.4 B	$0.6 B	$0.3 B	$0.4 B
Fee base	$8.1 B	$0.4 B	$0.6 B	$0.3 B	$0.4 B
Management fee Incentive fee***	1.25% N/A	1.50% N/A	2.00% Up to 30%	2.00% Up to 35%	0.68% 20%
LTM 3/31/2012 fees (ex-incentive fees)	$69 MM Run rate of $126 MM****	$2 MM Run rate of $12 MM	$10 MM	$5 MM	$3 MM
Comments	▪ Permanent capital via publicly traded equity		▪ Finite life, fully committed investment funds with fees earned on the net cost basis of assets		

* Assets managed by American Capital, LLC, a wholly-owned portfolio company of American Capital, Ltd.
** Total fee base of funds under management less American Capital's investment in the funds. A subsidiary of ACLLC manages European Capital a wholly-owned ACAS, Ltd. portfolio company, and related fees have been excluded.
*** Subject to performance hurdles.
**** Includes the effect of the $1.25 B equity raise in July 2012

American Capital

38

Nasdaq: ACAS 39 $0 $5 $10 2006 2007 2008 2009 2010 2011 Q1 12 $0.3 $0.5 $1.6 $5.9 $8.1 $0.2 $0.4 $0.7 $0.8 $0.7 $0.7 $0.6 $0.6 $0.6 $0.5 $0.4 $0.3 $0.3 $0.3 $0.3 $0.3 $0.4 $0.4 $0.4 $0.4 $0.4 $0.4 $0.6 $1.0 $2.3 $1.8 $1.9 $2.9 $7.4 $9.8 American Capital Agency Corp. American Capital Mortgage Investment Corp. American Capital Equity I American Capital Equity II ACAS CLO-1 ACAS CRE CDO $ in Billions American Capital, LLC Fee Based Assets Under Management

Nasdaq: ACAS Managed Real Estate Investment Trusts (REITs) (AGNC & MTGE) 40 American Capital Mortgage Management (REIT Manager) Company Name American Capital Mortgage Management, LLC Subsidiary of American Capital, LLC History  Founded in 2007  Launched an agency mortgage REIT in 2008, American Capital Agency Corp. (Nasdaq: AGNC)  Launched a hybrid mortgage REIT in 2011, American Capital Mortgage Investment Corp. (Nasdaq: MTGE) Primary Asset Type Residential Mortgage Backed Securities Chief Investment Officers  Gary Kain President and Chief Investment Officer, American Capital Agency Corp. President and Chief Investment Officer, American Capital Mortgage Investment Corp. Former Senior Vice President of Investments and Capital Markets at Federal Home Loan Mortgage Corporation (“Freddie Mac”)  Jeff Winkler Senior Vice President and Co-Chief Investment Officer, American Capital Mortgage Investment Corp. Former Managing Director and Co-Head of the Securitized Products Fund at both PointState Capital and Duquesne Capital Management

Nasdaq: ACAS  Asset selection  Superior asset selection is critical to generating attractive returns  Broad-based analysis of mortgage and fixed Income markets  Risk management  Proper assessment of market risks integral to generating attractive risk adjusted returns  Understanding spread risk and prepayment uncertainty is critical  Balance protecting book value while managing income at risk  Funding / leverage  Prudent use of leverage  Asset selection is critical to the availability of attractive funding  Appropriate risk management and hedging strategies are crucial American Capital Agency Corp. (AGNC)  Agency residential mortgage REIT  Invest in agency mortgage-backed securities and collateralized mortgage obligations (CMOs) guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac  Investment objective  Generate attractive risk-adjusted returns coupled with book value preservation  Distribute income through quarterly dividends  Funding  Fund its investments primarily through short-term borrowings structured as repurchase agreements 41 Overview Investment philosophy and strategy: Fundamentals of Mortgage Investing Successful MBS Investing

Nasdaq: ACAS American Capital Agency Corp. (AGNC) 42 Portfolio composition ($B) and fee earning AUM ($MM) 1 Fixed rate includes fixed rate and fixed & ARM I/O Strips 1.2 2.0 3.5 3.0 9.0 13.6 15.5 25.6 44.5 0.8 1.4 1.6 0.8 5.7 5.7 0.7 1.1 2.1 5.4 12.4 19.6 21.8 20.2 27.5 2.7 3.6 3.6 3.9 5.1 4.8 3.4 2.8 2.5 0.7 0.5 0.5 0.4 0.3 0.4 0.4 0.4 0.4 $570 $739 $881 $1,562 $3,315 $4,684 $4,831 $5,939 $8,145 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 30-Yr Fixed 20-Yr Fixed ≤15-Yr Fixed Hybrid ARM CMO Non-Agency Fee earning AUM $5.2 $7.2 $9.7 $13.5 $28.2 $39.9 $42.0 $54.7 $80.6

Nasdaq: ACAS  Hybrid residential mortgage REIT  Invests in a levered portfolio of agency, non-agency and other mortgage-related investments  Investment objective  Generate attractive risk-adjusted returns coupled with book value preservation  Distribute income through quarterly dividends  Funding  Fund our investments primarily through short-term borrowings structured as repurchase agreements 43 Overview American Capital Mortgage Investment Corp. (MTGE)

Nasdaq: ACAS 44 Portfolio composition ($B) and fee earning AUM ($MM) American Capital Mortgage Investment Corp. (MTGE) 680 767 2,193 303 344 952 670 1,308 68 76 181 $199 $199 $457 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 Q3 '11 Q4 '11 Q1 '12 $1,700 $1,816 $4,026 30-Yr Fixed 20-Yr Fixed ≤15-Yr Fixed Hybrid ARM CMO Non-Agency Fee earning AUM

Nasdaq: ACAS

AGNC Equity Raises

ACLLC's Real Estate Asset Management Business Has a Proven Track Record of Raising Capital to Invest in Fee Generating Assets

American Capital Agency IPO Date & Price: May 2008 • $20.00 Capital Raised: $200 MM IPO $100 MM Private Placement Lead Underwriters: Citigroup Merrill Lynch	American Capital Agency Date & Price: Aug 2009 • $23.30 Capital Raised: $87 MM Follow On Lead Underwriters: Citigroup Deutsche Bank	American Capital Agency Date & Price: Oct 2009 • $26.60 Capital Raised: $133 MM Follow On Lead Underwriters: Citigroup Deutsche Bank UBS Investment Bank	American Capital Agency Date & Price: May 2010 • $25.75 Capital Raised: $155 MM Follow On Lead Underwriters: Citigroup Credit Suisse Deutsche Bank	American Capital Agency Date & Price: Sep 2010 • $26.00 Capital Raised: $299 MM Follow On Lead Underwriters: Citigroup Deutsche Bank Merrill Lynch
American Capital Agency Date & Price: Dec 2010 • $27.75 Capital Raised: $222 MM Follow On Lead Underwriters: Citigroup Deutsche Bank	American Capital Agency Date & Price: Jan 2011 • $28.00 Capital Raised: $655 MM Follow On Lead Underwriters: Citigroup Deutsche Bank Merrill Lynch	American Capital Agency Date & Price: Mar 2011 • $28.00 Capital Raised: $784 MM Follow On Lead Underwriters: Citigroup Credit Suisse Merrill Lynch	American Capital Agency Date & Price: Jun 2011 • $27.90 Capital Raised: $1,205 MM Follow On Lead Underwriters: Citigroup JP Morgan UBS Investment Bank	American Capital Agency Date & Price: Oct 2011 • $27.60 Capital Raised: $1,021 MM Follow On Lead Underwriters: Citigroup Deutsche Bank JP Morgan
	American Capital Agency Date & Price: Mar 2012 • $29.35 Capital Raised: $1,820 MM Follow On Lead Underwriters: Citigroup Goldman Sachs JP Morgan	American Capital Agency Date & Price: Jul 2012 • $34.10 Capital Raised: $1,091 MM Follow On Lead Underwriters: Barclays Citigroup Goldman Sachs	American Capital Agency Date & Price: Various • Various Capital Raised: $220 MM Direct Stock Purchase Plan $544 MM At The Market $150 MM Preferred Stock	

1. As of July 23, 2012. Capital raised shown before fees. Capital raised excludes capital raised from underwriters exercise of overallotments. American Capital Agency Corp. has two ATM programs with Cantor Fitzgerald and Mitsubishi. For the purposes of this presentation, first three of the lead underwriters shown.

45

Nasdaq: ACAS MTGE Equity Raises 46 1. As of July 23, 2012. Capital raised shown before fees. Capital raised excludes capital raised from underwriters exercise of overallotments. 2. For the purposes of this presentation, first three of the lead underwriters shown. IPO DATE & PRICE: AUG 2011 ● $20.00 CAPITAL RAISED: $160 MM IPO $40 MM PRIVATE PLACEMENT LEAD UNDERWRITERS: CITIGROUP DEUTSCHE BANK UBS INVESTMENT BANK DATE & PRICE: MAR 2012 ● $21.55 CAPITAL RAISED: $259 MM FOLLOW ON LEAD UNDERWRITERS: CITIGROUP CREDIT SUISSE DEUTSCHE BANK DATE & PRICE: MAY 2012 ● $22.74 CAPITAL RAISED: $250 MM FOLLOW ON LEAD UNDERWRITERS: CITIGROUP CREDIT SUISSE DEUTSCHE BANK ACLLC’s Real Estate Asset Management Business Has a Proven Track Record of Raising Capital to Invest in Fee Generating Assets

Nasdaq: ACAS 0 50 100 150 200 250 300 350 400 450 0 25 50 75 100 125 150 $286 $286 $286 $286 $286 $381 $507 $570 $739 $881 $1,562 $3,315 $4,684 $5,030 $6,138 $8,602 AGNC MTGE Growth and Total Return Performance of American Capital, LLC Managed REITs Fee Generating Equity Capital ($ MM) American Capital Agency (AGNC) Total Return since IPO Source: Company filings, FactSet, total return charts indexed to 100 (100 = 0%) American Capital Mortgage (MTGE) Total Return since IPO 53.8% 297.9% 47 AC LLC Has Consistently Grown Fee Generating Shareholders’ Equity in AGNC and MTGE

Nasdaq: ACAS 48 ACE I & ACE II  American Capital Equity I (ACE I)  $1 B Private Equity Fund established in 2006  $590 MM AUM1  2% Management Fee  Up to a 30% Incentive Fee2  Potential $33 MM incentive fee based on Q1 2012 FV2  Q1 2012 LTM Fees of $10 MM  American Capital Equity II (ACE II)  $585 MM Private Equity Fund established in 2007  $255 MM AUM1  2% Management Fee  Up to a 35% Incentive Fee2  Q1 2012 LTM Fees of $5 MM 1As of March 31, 2012 2Subject to performance hurdles American Capital, LLC Private Equity Funds

Nasdaq: ACAS 49  ACAS CLO 2007-1  $400 MM CLO of broadly syndicated and middle market leveraged corporate debt investments established in 2007  $389 MM AUM (face value)1  0.68% Management Fee  Q1 2012 LTM Fees of $3 MM 1As of March 31, 2012 American Capital, LLC Leveraged Finance Fund

Nasdaq: ACAS American Capital, LLC Gross Revenue and EBITDA 50 Generating Strong, Consistent Fee-Based Cash Flow American Capital, LLC Financial Performance With zero outstanding third party debt, all $54.1 MM LTM 3/31/12 EBITDA ($98 MM run rate1) is available to ACAS, LTD.  Strong Cash Flows Generated from Asset Management Fees in Finite Life and Permanent Capital Vehicles  Growing Cash Flows at ACLLC Provide Increasing Dividends to ACAS, Ltd.  $9.8 B Fee Base Across Private and Public Funds and Both Corporate and Real Estate Assets  Over the Last Year Managed Equity Fee Base Grew 175%  $98 MM EBITDA Pro Forma Run Rate1  81% increase over LTM Q1 2012 1 1 Includes the effect of the $1.25 B equity raise in July 2012 $mm 2008 2009 2010 2011 LTM Q1 2012 Run rate Gross Revenue $107.9 $71.7 $64.8 $118.5 $133.2 $204.5 American Capital, LLC EBITDA $40.6 $15.0 $14.7 $45.7 $54.1 $98.2 Growth Over Prior Period (63%) (2%) 211% 18% 81%

© 2012 American Capital. All Rights Reserved. ® Investment Process and Valuation 51

Nasdaq: ACAS 52 Deal Stream

Nasdaq: ACAS 53 15 Private Finance Investment Teams  Each investment team led by one or two MDs or Principals  Assisted by Vice Presidents and Associates  Multiple meetings with management  Evaluate:  Business  Management  Operations  Submit 50 page report and model to Investment Committee  Post Closing:  Sit on boards of directors ● In touch with CEO and CFO  Monitor portfolio companies  Manage acquisitions, divestitures and exits 77 Private Finance Investment Professionals

Nasdaq: ACAS 54 Financial Analysis and Compliance Team (FACT)  Perform Initial Financial Due Diligence  Three to Four member teams  Spend a week at prospective ACAS sponsored buyouts  Analyze historical performance  Analyze pro-forma adjustments  Evaluate systems  Submit 50 page report to Investment Committee  Post Closing:  Monitor Portfolio Companies ● In touch with CFO and Controller  Prepare monthly micro and macro analysis ● Automated reporting system  Conducts spot audits  Responsible for drafting quarterly valuations 29 CPAs and Accounting Professionals

Nasdaq: ACAS 55 Quarterly Valuations  Best in class valuation model and approach  New “proprietary” automated system  Methodologies  DCF  Comparable public companies  Comparable transactions  Others ● Third-party offers ● Industry specific value metrics ● I-bankers

Nasdaq: ACAS 56 Final Valuation And Principal Signoffs Draft 3 Several days of meetings FACT, Investment Committee, deal team, audit committee/board members Draft 1 Valuation Models set-up Draft 2 Downloads run valuation models Interact with company Receive updated deal models and interact with the deal team. Draft 4 Internal Sarbanes Oxley procedures Audit Committee/ Board of Directors Begin Valuing Valuation meeting Setup Models Valuation Reprise And Quality Control Draft 5 E&Y audit and E&Y valuation teams review select valuations (Quarterly Review & Annual Audit) Valuation Process

Nasdaq: ACAS 1.4% -1.9% -1.9% 1.1% -0.6% -0.7% -3.7% 7.7% -2.9% 2.8% -0.1% 1.6% 18.1% -0.4% 0.5% -100% -75% -50% -25% 0% 25% 50% 75% 100% Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Realization Performance* * Measure defined as the comparison of the realized asset exit price to the previous period’s fair market value for fully exited debt and equity securities. Asset Sale Price Relative to Prior Quarter’s FV Assets Have Generally Been Sold Near Fair Value 57 Realizations were on Average 1.4% Greater than Prior Quarter’s Valuation since Q3 2008

Nasdaq: ACAS 58 Operations Team  19 Member Team  10 Former CEOs/Presidents  1 Former COO  1 Former CFO  4 Financial VPs and Associates  3 Supply Chain Management Specialists  Assist Principals with initial operational due diligence  Submit 10 – 15 page report to Investment Committee  Post Closing:  Participate on boards of directors ● Work closely with CEO, CFO and COO  Provide operational assistance and direction to portfolio companies ● Implementing cost cuts ● Systematizing sales & marketing ● Replacing senior management when necessary ● Revamping their business plan  Responsible for managing underperforming portfolio companies Capable of Running Companies

© 2012 American Capital. All Rights Reserved. ® Financial Overview 59

Nasdaq: ACAS 2009 2010 2011 Q1 2012 Assets Cash $ 835 $ 269 $ 204 $ 313 Restricted Cash 96 185 80 205 Private Finance - Non-BLT Assets 3,001 2,774 2,559 2,498 Private Finance - BLT Assets 2,090 1,737 1,336 1,114 American Capital, LLC Investment (1) 49 129 396 736 European Capital Investment (1) 269 636 621 800 Structured Products 167 199 218 231 Deferred Tax Asset, net - - 428 396 Other Assets 165 155 119 128 Total Assets $ 6,672 $ 6,084 $ 5,961 $ 6,421 Liabilities Non-BLT Debt $ 2,350 $ 1,011 $ 586 $ 585 BLT Debt 1,792 1,248 665 547 Derivative Agreements at Fair Value 102 106 99 105 Other Liabilities 99 51 48 70 Total Liabilities $ 4,343 $ 2,416 $ 1,398 $ 1,307 Shareholders’ Equity $ 2,329 $ 3,668 $ 4,563 $ 5,114 Total Liabilities and Shareholders’ Equity $ 6,672 $ 6,084 $ 5,961 $ 6,421 Asset Coverage (Investment Assets / Net Debt) 1.7x 3.0x 5.3x 8.8x Leverage (Debt to Equity) 1.8x 0.6x 0.3x 0.2x Overview of American Capital, Ltd. 60 Summary Balance Sheets $ in Millions (1) Includes both Debt and Equity investments

Nasdaq: ACAS 61 Quarterly Income Statements (1) Salaries, benefits and general and administrative expenses. (2) Stock Based Compensation and Depreciation Expense $ in Millions 2009 2010 2011 LTM Q1 2012 Income from Non-BLT Assets 411 334 402 404 Income from BLT Assets 286 266 189 177 Total Operating Income 697 600 591 581 Total Fixed Operating Expense (1) 187 137 111 117 Total Non-Cash Operating Expense (2) 105 56 52 53 Total Variable Incentive Expense 34 26 35 33 Interest Expense on Non-BLT Debt 250 161 79 67 Interest Expense on BLT Debt 6 16 11 10 Interest Expense 256 177 90 77 Net Operating Income before Income Taxes 115 204 303 301 Tax Benefit 20 - 145 113 Net Operating Income 135 204 448 414 Net Gain on Extinguishment of Debt 12 - - - Net Realized Loss (825) (576) (310) (414) Net Unrealized (Depreciation) Appreciation (232) 1,370 836 1,120 Net (Loss) Earnings (910) 998 974 1,120 Interest Coverage 1.4x 2.2x 4.4x 4.9x

Nasdaq: ACAS 62 Deferred Tax Asset as of March 31, 2012  ACAS, Ltd. Subject to C-Corp Taxation as of Q2 20111  No requirement to distribute taxable income as dividends  Up to $1 B in Future Tax Savings from a Maximum of $2.6 B in Tax Deductions 1 Effective for fiscal 2011 tax year starting on 10/1/10 2 Both recognized and reserved DTA calculated as maximum income shielded at a 39% effective tax rate Potential CF impact to ACAS, Ltd. ($ MM) Descriptions Maximum income shielded ($ B) Recognized DTA2 DTA currently reserved2 Total potential future tax savings Unrealized capital gains $1.2 $0 $469 $469 Realized capital gains 0.4 -- 155 155 Ordinary Income 1.0 396 -- 396 Total $2.6 $396 $624 $1,020

Nasdaq: ACAS ACAS, Ltd. Asset Detail 63 $ in Millions $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2009 2010 2011 Q1 2012 $3,001 $2,774 $2,559 $2,498 $2,090 $1,737 $1,336 $1,114 $49 $129 $396 $736 $269 $636 $621 $800 $167 $199 $218 $231 $165 $155 $547 $524 $96 $185 $80 $205 $835 $269 $204 $313 $6,672 $6,084 $5,961 $6,421 Private Finance - Non-BLT Private Finance - BLT ACLLC ECAS Structured Products Other Assets Restricted Cash Cash

Nasdaq: ACAS ACAS, Ltd. Historical Cash Flows - Sources 64 $ in Millions * Realizations figures exclude portion of ACLLC and Structured Products’ cashflows attributable to return of capital. $0 $500 $1,000 $1,500 $2,000 $2,500 2009 2010 2011 Q1 2012 LTM $1,081 $1,180 $913 $1,040 $48 $77 $108 $116 $443 $334 $254 $233 $38 $38 $28 $27 $7 $17 $41 $52 $91 $71 $90 $90 $293 $1,708 $2,010 $1,434 $1,558 Realizations* PIK and OID Collections Cash Interest and Dividend Income Cash Fee Income ACLLC Structured Products Equity Raised

Nasdaq: ACAS ACAS, Ltd. Historical Cash Flows - Uses 65 $ in Millions * Includes change in debt service escrows ** Represents funded investments in new and existing portfolio companies *** Represents Operating Expenses less stock-based compensation, depreciation and amortization, and debt refinancing costs $0 $500 $1,000 $1,500 $2,000 $2,500 2009 2010 2011 Q1 2012 LTM $313 $1,970 $903 $717 $187 $171 $225 $220 $202 $142 $146 $149 $236 $186 $75 $68 $24 $134 $182 $962 $2,469 $1,483 $1,336 Debt Repayment* Investments** SG&A*** Cash Paid for Interest Dividends / Share Repurchases

Nasdaq: ACAS $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 2009 2010 2011 LTM Q1 2012 $726 $913 $526 $659 $48 $77 $108 $116 $46 $37 $38 $40 $323 $266 $394 $378 $1,143 $1,293 $1,066 $1,193 Principal Prepayments/Syndications PIK / OID Collections Principal Amortization Sale of Equity Investments 66 Private Investment Portfolio Has Been a Strong Source of Liquidity  Generated Significant Liquidity Through Realizations  Despite the low volume of M&A activity $ in Millions $3.9 B of Realizations From 2009 Through Q1 2012

Nasdaq: ACAS 67 $0 $100 $200 $300 2009 2010 2011 LTM Q1 2012 $81 $67 $28 $196 $201 $147 $81 $38 $35 $34 $109 $234 $317 $248 New Portfolio Company Investments Opportunistic Add-Ons / Recapitalizations Distressed / Working Capital Investments New Investments* - Annually $ in Millions * New investments reported on committed amounts at origination. Modest New Investment Profile Relative to Asset Realizations

Nasdaq: ACAS American Capital, Ltd. Credit Strengths  Consistent Track Record of Generating Liquidity From Portfolio Sales and Debt Repayments (Private Finance Portfolio and BLT Assets)  Significant Asset Coverage Through 2 Years of Deleveraging  Credit Quality Enhanced by Growing, High Margin Asset Management Business, with Growing Fee Base (ACLLC)  Increasing Net Asset Value Bolstered by Significant Deleveraging and Consistent Operating Performance 68

Nasdaq: ACAS American Capital, Ltd. Credit Strengths  Proven Ability to Sell Portfolio Assets Near FV  Average Sale Gain of 2.6% in Excess of Prior Quarter’s FV since Q1 2010  $2.8 B of Realizations Since Q1 2010  Average Quarterly Realizations of $300 MM Per Quarter Since Q1 2010 69 Consistent Track Record of Generating Realizations from Portfolio Sales and Debt Repayments $163 $351 $305 $474 $269 $180 $261 $356 $396 (3.70%) 7.70% (2.90%) 2.80% (0.10%) 1.60% 18.10% (0.40%) 0.50% (5)% 0% 5% 10% 15% 20% $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 $2.8 B in Asset Sales During Past 27 Months Gain on Sales vs. Prior Qtr. FV 2.6% Weighted Avg Gain on Realizations Realizations ($ MM) American Capital’s Historical Realization Performance

Nasdaq: ACAS American Capital, Ltd. Credit Strengths  $3 B Reduction in Debt Outstanding since Q1 2010  Focus on Deleveraging Balance Sheet and Maintaining Low Leverage  Total Assets Were Stable Even with Significant Deleveraging 70 Significant Asset Coverage through 2 Years of Deleveraging Total Assets, Debt Paydowns and Debt-to-Equity $6,757 $6,221 $5,972 $6,084 $6,003 $6,333 $5,692 $5,961 $6,421 $116 $1,102 $407 $258 $517 $100 $123 $268 $119 1.6x 0.9x 0.8x 0.6x 0.4x 0.4x 0.4x 0.3x 0.2x 0.0x 0.2x 0.4x 0.6x 0.8x 1.0x 1.2x 1.4x 1.6x 1.8x $1 $10 $100 $1,000 $10,000 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Total Assets Debt Paydowns Debt-to-Equity

Nasdaq: ACAS American Capital, LLC Gross Revenue and EBITDA 71 Credit Quality Enhanced by Growing, High Margin Asset Management Business of ACLLC American Capital, Ltd. Credit Strengths With zero outstanding third party debt, all $54.1 MM LTM 3/31/12 EBITDA ($98 MM run rate1) is available to ACAS, LTD.  Strong Cash Flows Generated from Asset Management Fees in Finite Life and Permanent Capital Vehicles  Growing Cash Flows at ACLLC Provide Increasing Dividends to ACAS, Ltd.  $9.8 B Fee Base Across Private and Public Funds and Both Corporate and Real Estate Assets  Over the Last Year Managed Equity Fee Base Grew 175%  $98 MM EBITDA Pro Forma Run Rate1  81% increase over LTM Q1 2012 1 1 Includes the effect of the $1.25 B equity raise in July 2012 $mm 2008 2009 2010 2011 LTM Q1 2012 Run rate Gross Revenue $107.9 $71.7 $64.8 $118.5 $133.2 $204.5 American Capital, LLC EBITDA $40.6 $15.0 $14.7 $45.7 $54.1 $98.2 Growth Over Prior Period (63%) (2%) 211% 18% 81%

Nasdaq: ACAS $6,757 $6,221 $5,972 $6,084 $6,003 $6,333 $5,692 $5,961 $6,421 $4,026 $2,924 $2,517 $2,259 $1,742 $1,642 $1,519 $1,251 $1,132 $49 $29 $59 $67 $83 $71 $65 $84 $81 $0 $20 $40 $60 $80 $100 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Total Assets Debt Outstanding Pre-Tax Net Operating Income American Capital, Ltd. Credit Strengths 72 Increasing Net Asset Value Bolstered by Significant Deleveraging and Consistent Operating Performance Total Assets, Debt Outstanding and Pre-Tax Net Operating Income (All Data in MM’s)

© 2012 American Capital. All Rights Reserved. ® Transaction Overview 73

Nasdaq: ACAS

Sources, Uses and Capitalization

Transaction Sources & Uses ($ MM)

Sources		Uses	
New Revolving Credit Facility due July 2016	$0	Fixed rate private secured notes due Dec 2013	$30
New Term Loan B due July 2016	600	Floating rate private secured loans due Dec 2013	16
Cash from balance sheet	8	Fixed rate non-amortizing secured notes due Dec 2013	524
		Floating rate non-amortizing secured notes due Dec 2013	4
		Unsecured public notes due Aug 2012	11
		Fees & miscellaneous	23
Total sources	**$608**	**Total uses**	**$608**

Pro-forma Capitalization ($ MM)

	As of March 31, 2012		Pro forma March 31, 2012	
	$	% of cap.	$	% of cap.
Cash	$313	N/A	$305	N/A
New Revolving Credit Facility due July 2016	--	--	--	--
New Term Loan B due July 2016	--	--	600	9.6%
Fixed rate private secured notes due Dec 2013	30	0.5%	--	--
Floating rate private secured loans due Dec 2013	16	0.3%	--	--
Fixed rate non-amortizing secured notes due Dec 2013	524	8.4%	--	--
Floating rate non-amortizing secured notes due Dec 2013	4	0.1%	--	--
Unsecured public notes due Aug 2012	11	0.2%	--	--
Total non-BLT debt	$585	9.4%	$600	9.6%
ACAS Business Loan Trust 2004-1	12	0.2%	12	0.2%
ACAS Business Loan Trust 2005-1	183	2.9%	183	2.9%
ACAS Business Loan Trust 2006-1	150	2.4%	150	2.4%
ACAS Business Loan Trust 2007-1	121	1.9%	121	1.9%
ACAS Business Loan Trust 2007-2	81	1.3%	81	1.3%
Total BLT debt	$547	8.8%	$547	8.7%
Total debt	**$1,132**	**18.1%**	**$1,147**	**18.3%**
Shareholders' equity	**$5,114**	**81.9%**	**$5,114**	**81.7%**
Total Capitalization	**$6,246**	**100.0%**	**$6,261**	**100.0%**

American Capital

74

Nasdaq: ACAS Borrower: American Capital Ltd. (“ACAS” or the “Company”) Facility Amount Commitment Period Final maturity Undrawn pricing Drawn pricing Revolving Credit Facility TBD 3 years 4 years 50 bps L + 375 bps Assumed corporate rating:  B2 / B Arrangers:  J.P. Morgan, BMO Capital Markets, UBS Admin & Collateral Agent:  J.P. Morgan Security:  Revolver First Priority Collateral: certain legacy cash pay assets and newly originated portfolio investments  Revolver Second Priority Collateral: Term Loan First Priority Collateral  Shared collateral: the Borrower’s interest in American Capital, LLC and all other assets of the Borrower Financial covenants:  1.00x minimum Revolver Borrowing Base coverage  0.75x maximum Leverage (Debt/Equity)  Minimum EBITDA of American Capital, LLC Amortization:  Years 1-3: None  Year 4: 8.33% per month Mandatory prepayments:  Revolver Borrowing Base Coverage < 100% Summary Terms and Conditions Revolving Credit Facility Summary Terms and Conditions 75

Nasdaq: ACAS 76 Key Revolver Covenants  Usual and Customary for Transactions of this Type Including:  Majority ownership of American Capital, LLC  Limitation on Indebtedness • Limitations on Indebtedness of American Capital, LLC  Limitation on Liens  Restricted Payments not Permitted when Revolver Borrowing Base coverage < 150%  Maintenance of Business Development Company (“BDC”) status  Not permitted to become a Registered Investment Company (“RIC”)  Compliance with Investment Company Act of 1940

Nasdaq: ACAS 77 Revolver Advance Rates Portfolio investment Advance rate Cash and cash equivalents  100% U.S. Government & Agency Securities with tenor longer than 1 month  95% Performing First Lien Loans  65% Performing Unitranche Loans  60% Performing Second Lien Loans  55% Performing Cash Pay Mezzanine Investments  45% Summary of Advance Rates Advance Rate on American Capital, LLC EBITDA 100% of American Capital, LLC EBITDA based on the following formula:  RC1 / (RC1 + TL2) x (2x American Capital, LLC EBITDA) 1RC: Principal amount of the R volving Credit Facility outstanding 2TL: Principal amount of the Term Loan outstanding

Nasdaq: ACAS 78 Revolver Portfolio Limitations  Advance rate applicable to the portion of the portfolio investments of all issuers in a consolidated group exceeding 6% of the adjusted collateral pool will be 50% of the advance rate other wise applicable with one exception up to 8%.  Advance rate applicable to the portion of the portfolio investments of all issuers in a consolidated group exceeding 12% of the adjusted collateral pool will be 0%  Industry limitations: Advance rate applicable to the portion of portfolio investments for any single industry exceeding 25% of the adjusted collateral pool will be 0%, with one exception up to 30%  Advance rate applicable to interests in foreign subsidiaries and other controlled foreign corporations that are portfolio investments will apply only to the portion pledged (i.e. 65%)  To the extent the Borrowing Base contribution of American Capital, LLC exceeds 35%, the excess will be excluded from the Borrowing Base

Nasdaq: ACAS

Revolver Pro Forma Q1 2012 Borrowing Base Calculation

ACAS RC Borrowing Base Analysis ($ MM)

Borrowing Base Summary ($ MM)

Asset Classification	Gross GAAP Collateral	Gross Coverage	Limitation: 65% Foreign Subsidiary	Limitation: Large Obligor Haircut	Limitation: American Capital, LLC*	Net GAAP Collateral	Weighted avg. Advance Rate	Borr. Base	Borr. Base Comp. %
Cash & Cash Equivalents	38	25%	–	–	–	38	100%	38	25%
Performing credit	175	116%	–	(10)	–	164	55%	91	60%
PIK Mezz and non-performers	–	–	–	–	–	–	–	–	–
Equity in portfolio investments	146	97%	–	–	(124)	22	–	22	14%
Total	**358**	**239%**	**–**	**(10)**	**(124)**	**224**	**67%**	**150**	**100%**

Borrowing Base Detail ($ MM)

Asset Classification	Gross GAAP Collateral	Gross Coverage	Limitation: 65% Foreign Subsidiary	Limitation: Large Obligor Haircut	Limitation: American Capital LLC*	Net GAAP Collateral	Weighted avg. Advance Rate	Borr. Base	Borr. Base Comp. %
Cash & Cash Equivalents	38	25%	–	–	–	38	100%	38	25%
Performing 1st Lien	62	41%	–	(3)	–	59	65%	38	
Performing 2nd Lien	51	34%	–	(2)	–	49	55%	27	
Performing Cash Pay Mezzanine	61	41%	–	(5)	–	56	45%	25	
Performing credit	175	116%	–	(10)	–	164	55%	91	60%
PIK Mezz and non-performers	–	–	–	–	–	–		–	–
American Capital, LLC Equity	146	97%	–	–	(124)	22	100%**	22	
Equity in portfolio investments	146	97%	–	–	(124)	22		22	14%
Total	**358**	**239%**	**–**	**(10)**	**(124)**	**224**	**67%**	**150**	**100%**

Financial Statement Reconciliation ($ MM)

TLB Gross ACAS Collateral	*5,333*
RLOC Gross ACAS Collateral	*358*
Total ACAS Collateral as calculated	**5,692**
Add: Other Assets	525
Add: Restricted cash	205
Total ACAS, Ltd. Assets	**6,421**

RLOC Borrowing Base Coverage ($ MM)

RLOC Borrowing Base	**150**
RLOC Debt O/S (assumes full avail.)	150
Add: Other Covered Debt	0
Total Debt O/S (incl. covered debt)	**150**
RLOC Borrowing Base Coverage	**1.00x**

* American Capital, LLC adjustment is the Gross GAAP Collateral less the RC's allocation of American Capital, LLC EBITDA Borrowing Base Advance (based on the below calculation**)

** Represents 100% advance rate on 2x ACLLC EBITDA included in collateral base. Allocation amounts to TLB and RLOC derived as follows: RLOC: (RLOC Commitment) / (TLB Debt Outstanding + RLOC Commitment) * 2.0x ACLLC EBITDA

American Capital

79

Nasdaq: ACAS 80 Revolver Valuation  Investments will be valued quarterly by the Borrower in accordance with its existing valuation policy  A third-party valuation provider, selected by the Administrative Agent, will value 25% of the investments on a quarterly basis  The Administrative Agent will have the right to conduct supplemental testing of the values of investments included in the Borrowing Base  The valuation procedures will not apply to American Capital, LLC because its value will be determined based on its EBITDA

Nasdaq: ACAS Borrower: American Capital Ltd. (“ACAS” or the “Company”) Facility Amount ($ MM) Tenor Term loan $600.0 4 years Assumed corporate rating:  B2 / B Arrangers:  J.P. Morgan, BMO Capital Markets, UBS Admin & Collateral Agent  J.P. Morgan Security:  Term Loan First Priority Collateral: certain legacy assets and newly originated portfolio investments  Term Loan Second Priority Collateral: Revolver First Priority Collateral  Shared Collateral: the Borrower’s interest in American Capital, LLC and all other assets of the Borrower Financial covenants:  1.00x minimum Borrowing Base coverage Soft call protection:  101 in year 1 Amortization:  25% per annum Mandatory prepayments:  Tem Loan Borrowing Base Coverage < 100%  100% of Excess Cash Flow if Term Loan Borrowing Base coverage is < 150%  100% of net cash proceeds of debt issuances when Term Loan Borrowing Base coverage is <150%  100% of asset sale and realization proceeds when Term Loan Borrowing Base coverage < 150%, with declining percentage when Borrowing Base coverage exceeds 200%  Mandatory prepayments always apply when Term Loan Borrowing Base <150% when Borrowing Base coverage is > 150% but < 200%, asset sales and realizations proceeds are to be applied to prepay loans until the sum of payments and prepayments would exceed:  (The number of months since the closing date +12) x $12.5 MM Summary Terms And Conditions Term Loan Summary terms and conditions 81

Nasdaq: ACAS 82 Term Loan Covenants  Usual and Customary Transactions of this Type and Including:  Majority ownership of American Capital, LLC  Limitations on indebtedness • Indebtedness under the Revolver may not exceed $300 MM • Limitations on indebtedness of American Capital, LLC  Limitations on liens  Restricted payments not permitted when Term Loan Borrowing Base coverage < 150%  Maintenance of Business Development Company (“BDC”) status  Not permitted to become a Registered Investment Company (“RIC”)  Compliance with Investment Company Act of 1940

Nasdaq: ACAS 83 Term Loan Advance Rates Portfolio investment Advance rate Cash and cash equivalents  100% U.S. Government & Agency Securities with tenor longer than 1 month  95% Performing First Lien Loans  65% Performing Unitranche Loans  60% Performing Second Lien Loans  55% Performing Cash Pay Mezzanine Investments  45% Non-performing First Lien Loans  45% Non-performing Unitranche Loans  40% Performing CLO/CMBS Debt  38% Performing Non-Cash Pay Mezzanine Investments  35% Performing Junior or Subordinated Debt  35% Non-performing Second Lien Loans  35% Non-Performing Mezzanine Loans  30% Equity Investments  25% CLO Equity  15% Summary of Advance Rates Advance Rate on American Capital, LLC EBITDA 100% of American Capital, LLC EBITDA based on the following formula:  TL1 / (RC1 + TL2) x (2x American Capital, LLC EBITDA) 1RC: Principal amount of the Revolving Credit Facility outstanding 2TL: Principal amount of the Term Loan outstanding

Nasdaq: ACAS 84 Term Loan Portfolio Limitations  Advance rate applicable to the portion of the portfolio investments of all issuers in a consolidated group exceeding 6% of the adjusted collateral pool will be 50% of the advance rate other wise applicable with one exception up to 8%.  Advance rate applicable to the portion of the portfolio investments of all issuers in a consolidated group exceeding 12% of the adjusted collateral pool will be 0%  Industry limitations: Advance rate applicable to the portion of portfolio investments for any single industry exceeding 25% of the adjusted collateral pool will be 0%, with one exception up to 30%  Advance rate applicable to interests in foreign subsidiaries and other controlled foreign corporations that are portfolio investments will apply only to the portion pledged (i.e. 65%)  To the extent the Borrowing Base contribution of American Capital, LLC exceeds 35%, the excess will be excluded from the Borrowing Base

Nasdaq: ACAS

Term Loan Pro Forma Q1 2012 Borrowing Base Calculation

ACAS TL Borrowing Base Analysis ($ MM)

Borrowing Base Summary ($ MM)

			Limitation							
Asset Classification	Gross GAAP Collateral	Gross Coverage	65% Foreign Subsidiary	Large Obligor Haircut	BLT Equity	American Capital LLC*	Net GAAP Collateral	Weighted avg. Advance Rate	Borr. Base	Borr. Base Comp. %
Cash & Cash Equivalents	275	46%	–	–	–	–	275	100%	275	20%
Performing credit	366	61%	–	–	–	–	366	58%	213	16%
PIK Mezz and non-performers	538	90%	(31)	(14)	–	–	493	35%	173	13%
Structured products	1,344	224%	–	–	(348)	–	996	16%	160	12%
Equity Investments (excluding ACLLC, ECAS)	1,515	252%	–	–	–	–	1,515	25%	379	28%
Equity investments in AC LLC and ECAS	1,295	216%	(249)	(113)	–	(497)	436	40%	174	13%
Total	**5,333**	**889%**	**(280)**	**(127)**	**(348)**	**(497)**	**4,081**	**34%**	**1,374**	**100%**

Borrowing Base Detail ($ MM)

			Limitation							
Asset Classification	Gross GAAP Collateral	Gross Coverage	65% Foreign Subsidiary	Large Obligor Haircut	BLT Equity	American Capital LLC*	Net GAAP Collateral	Weighted avg. Advance Rate	Borr. Base	Borr. Base Comp. %
Cash & Cash Equivalents	275	46%	–	–	–	–	275	100%	275	20%
Performing 1st Lien	211		–	–	–	–	211	55%	137	
Performing 2nd Lien	68		–	–	–	–	68	55%	37	
Performing Cash Pay Mezzanine	87		–	–	–	–	87	45%	39	
Performing credit	**366**	**61%**	**–**	**–**	**–**	**–**	**366**	**58%**	**213**	**16%**
Performing Non-Cash Pay Mezzanine	446		(31)	(14)	–	–	400	35%	140	
Non-Performing 1st Lien	26		–	–	–	–	26	45%	12	
Non-Performing 2nd Lien	20		–	–	–	–	20	35%	7	
Non-Performing Mezzanine	46		–	–	–	–	46	30%	14	
PIK Mezz and non-performers	**538**	**90%**	**(31)**	**(14)**	**–**	**–**	**493**	**35%**	**173**	**13%**
Performing CLO/CMBS Debt	40		–	–	–	–	40	38%	15	
CLO Equity	191		–	–	–	–	191	15%	29	
BLT Equity**	1,114		–	–	(348)	–	766	17%*	117	
Structured products	**1,344**	**224%**	**–**	**–**	**(348)**	**–**	**996**	**16%**	**160**	**12%**
Equity Investments (excluding ACLLC, ECAS)	1,515		–	–	–	–	1,515	25%	379	28%
European Capital Equity	711		(249)	(113)	–	–	349	25%	87	
American Capital, LLC Equity	584		–	–	–	(497)	87	100%***	87	
Equity investments in AC LLC and ECAS	**1,295**	**216%**	**(249)**	**(113)**	**–**	**(497)**	**436**	**40%**	**174**	**13%**
Total	**5,333**	**889%**	**(280)**	**(127)**	**(348)**	**(497)**	**4,081**	**34%**	**1,374**	**100%**

Financial Statement Reconciliation ($ MM)

TLB Gross ACAS Collateral	*5,333*
RLOC Gross ACAS Collateral	*358*
Total ACAS Collateral as calculated	**5,692**
Add: Other Assets	525
Add: Restricted cash	205
Total ACAS, Ltd. Assets	**6,421**

TLB Borrowing Base Coverage ($ MM)

TLB Borrowing Base	**1,375**
TLB Debt Outstanding	600
Add: Other Covered Debt	74
Total Debt O/S (incl. covered debt)	**674**
TLB Borrowing Base Coverage	**2.04x**

* American Capital, LLC adjustment is the Gross GAAP Collateral less the TLB's allocation of American Capital, LLC EBITDA Borrowing Base Advance (based on the below calculation***)

** Effective advance rate on BLT equity. Borrowing base determined by matrix using projected maturity and leverage metrics of each trust.

*** Represents 100% advance rate on 2x ACLLC EBITDA included in collateral base. Allocation amounts to TLB and RLOC derived as follows: TLB (TLB Debt Outstanding) / (TLB Debt Outstanding + RLOC Commitment) * 2.0x ACLLC EBITDA

American Capital

85

Nasdaq: ACAS 86 Summary BLT Advance Rate  Apply portfolio investment advance rate to the FV of each BLT asset  Calculate net debt as a % of FV of BLT Assets  Apply adjustment factor to net debt balance based on adjacent matrix  The FV of Assets after application of advance rates less the net debt outstanding including adjustment factor is the addition to the BLT borrowing base  Calculated for each BLT N t BLT debt/FMV less than Remaining life of BLT Priority adj. factor 10% < 6 months 105% 20% < 1 year 115% 50% < 2 years 150% None of the above N/A 150% Adjustment Factor Bus e s L an Trust ($ MM) BLT FV BLT Net Debt BLT Equity WA Advance Rate Borrowing Base BLT 6 (2004-1) 82 (4) 86 49.3% 42 BLT 7 (2005-1) 362 78 284 19.4% 55 BLT 8 (2006-1) 229 134 95 0.0% 0 BLT 9 (2007-1) 215 78 137 0.0% 0 BLT 10 (2007-2) 226 61 164 11.8% 19 Total Addition to Borrowing Base 1,114 348 766 15.2% 117

Nasdaq: ACAS 87 Term Loan Valuation  Investments will be valued quarterly by the Borrower in accordance with its existing valuation policy  The valuation procedures will not apply to American Capital, LLC because its value will be determined based on its EBITDA

Nasdaq: ACAS Event Date  Launch Term Loan July 24th  Commitments due from lenders August 3rd  Documentation posted to IntraL inks August 3rd  Comments on documentation due from all lenders August 8th  Execution documentation posted to IntraLinks August 10th  Allocate and close August 10th Transaction Timeline July 2012 August 2012 S M T W T F S S M T W T F S 1 2 3 4 5 6 7 1 2 3 4 8 9 10 11 12 13 14 5 6 7 8 9 10 11 15 16 17 18 19 20 21 12 13 14 15 16 17 18 22 23 24 25 26 27 28 19 20 21 22 23 24 25 29 30 31 26 27 28 29 30 31 Indicates bank holiday Indicates key transaction date Summary of Key Transaction Dates

© 2012 American Capital. All Rights Reserved. ® Appendix 89

Nasdaq: ACAS 90 Private Finance Portfolio* - Non-BLT Assets Investments at Fair Value Based on Global Industry Classification Standard Commercial Services and Supplies, 14% Hotels, Restaurants and Leisure, 9% Electrical Equipment, 9% Health Care Providers and Services, 6% Life Sciences Tools and Services, 6% Aerospace and Defense, 6% Professional Services, 5% Internet and Catalog Retail, 4% Food Products, 4% Health Care Equipment and Supplies, 4% Pharmaceuticals, 3% Construction and Engineering, 3% Leisure Equipment and Products, 3% Diversified Consumer Services, 3% Household Durables, 3% Building Products, 2% Computers and Peripherals, 2% Oil, Gas and Consumable Fuels, 2% Software, 2% Electronic Equipment, Instruments and Components, 2% Auto Components, 1% Real Estate and Real Estate Investment Trust, 1% Other, 6% * Excludes European Capital, Structured Products and American Capital, LLC. Total Investments at FV – $ 2.5 B FV as of Q1 2012

Nasdaq: ACAS 91 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2009 2010 2011 Q1 2012 $225 $261 $235 $272 $54 $79 $77 $85 $1,049 $1,134 $1,110 $1,116 $736 $685 $549 $532 $689 $475 $443 $393 $181 $140 $110 $58 Revolving Credit Facility Senior Debt Mezzanine Debt Preferred Equity Warrants Common Equity $ in Millions By Type of Security at Fair Value Private Finance Portfolio* - Non-BLT Assets $2,774 $2,559 $2,498 $2,934 * Excludes European Capital, Structured Products and American Capital, LLC.

Nasdaq: ACAS 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 56% 54% 58% 62% 63% 63% 22% 21% 17% 17% 16% 15% 12% 14% 17% 13% 12% 15% 6% 7% 4% 4% 4% 3% 4% 4% 4% 4% 5% 4% Structured Products Direct and Other Investments European Capital Investments in Private Equity Buyouts One Stop Buyouts® 92 American Capital, Ltd. Assets By Product Line, at Fair Value

Nasdaq: ACAS 93 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 7% 8% 11% 11% 13% 19% 1% 2% 1% 1% 1% 2% 21% 20% 20% 22% 22% 21% 11% 14% 16% 12% 11% 13% 4% 4% 4% 4% 4% 4% 33% 31% 28% 29% 29% 25% 21% 19% 18% 19% 18% 15% 2% 2% 2% 2% 2% 1% Revolving Credit Facility Senior Debt Mezzanine Debt Structured Products Equity in European Capital Preferred Equity Warrants Common Equity By Type of Security, at Fair Value American Capital, Ltd. Assets

Nasdaq: ACAS $0 $200 $400 $600 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 $50 $56 $229 $391 $105 $272 $206 $330 $155 $114 $106 $151 $288 $4 $1 $27 $16 $2 $25 $17 $33 $43 $28 $16 $19 $51 $10 $15 $9 $12 $7 $9 $7 $14 $8 $9 $11 $10 $10 $15 $53 $198 $57 $49 $45 $75 $97 $63 $28 $127 $176 $47 $79 $125 $463 $476 $163 $351 $305 $474 $269 $179 $260 $356 $396 Principal Prepayments/Syndications PIK / OID Collections Principal Amortization Sale of Equity Investments 94 Private Investment Portfolio Has Been a Strong Source of Liquidity  Generated Significant Liquidity Through Realizations  Despite the low volume of M&A activity $ in Millions $3.9 B of Realizations from 2009 through Q1 2012

Nasdaq: ACAS Cost Fair Basis Value Q1 2012 NET UNREALIZED APPRECIATION AND DEPRECIATION One Stop Buyouts®* $ 3,196 $ 2,673 $ 52 Sponsored Finance, Direct and Other Portfolio 1,231 939 26 European Capital Investment 1,356 800 148 American Capital, LLC (Fund Asset Manager) 99 736 287 Structured Products 440 231 18 Foreign Currency Translation** N/A N/A 17 Derivative Agreements -- (95) (6) Reversal of Prior Period Unrealized Depreciation on $122 MM of Realized Losses for Q1 2012 N/A N/A 117 Tax Provision N/A N/A (21) Subtotal $ 6,322 $ 5,284 $ 638 NET REALIZED GAINS AND LOSSES Realized Loss on Private Finance Portfolio $ (113) Realized Loss on Structured Products (9) Derivative Agreements and Foreign Currency Transactions (7) Tax Benefit 22 Subtotal $ (107) TOTAL $ 531 95 Appreciation, Depreciation, Gains and Losses ($ in Millions) * Excludes American Capital, LLC as it is presented separately. ** The Q1 2012 Foreign currency translation includes, respectively: 1- $21 MM unrealized depreciation of foreign currency translation on the accumulated unrealized depreciation on the investment of European Capital which is reported in net unrealized appreciation of investments on our Consolidated Statements of Operations. 2 - $37 MM unrealized appreciation of foreign currency translation on the cost basis of European Capital which is reported in net unrealized appreciation from foreign currency translation on our Consolidated Statement of Operations. 3 - $1 MM appreciation of other foreign currency denominated assets and liabilities which is reported in net unrealized appreciation from foreign currency translation on our Consolidated Statements of Operations.

Nasdaq: ACAS European Capital Financial Services (Guernsey) Ltd. Incorporated in Guernsey and regulated by the GFSC European Portfolio Investments European Capital Financial Services Ltd. Incorporated in England & Wales and regulated by the FSA American Capital, LLC Incorporated in Delaware, US European Capital Limited Incorporated in Guernsey European Capital S.A. SICAR Incorporated in Luxembourg and regulated by the CSSF ECAS Agent S.A.S. Incorporated in France American Capital , Ltd Incorporated in Delaware, US and listed on NASDAQ stock exchange ECAS S.à r.l. Incorporated in Luxembourg ECAS II S.à r.l. Incorporated in Luxembourg ECAS 2011-1 Loan B.V. Incorporated in The Netherlands Trust Paris Branch Registered in Paris and regulated by the SGCB ECAS 2010 Limited Incorporated in Guernsey ECAS 2008-1 S.à r.l. Incorporated in Luxembourg 100% held by ACAS 96 ECAS Corporate Structure

Nasdaq: ACAS Investment Summary as of 3/31/12 97 Investment Reconciliation ($ MM) Cost FV WA Maturity WA Yield Debt Senior Debt $964.9 $847.1 2.76 years 7.83% Mezzanine & Subordinate $1,413.7 $1,343.0 3.20 years 12.89% Sub Total Debt Investments $2,378.6 $2,190.1 Structured Products CLO Investments $199.4 $199.3 CMBS Investments $226.1 $24.5 CDO Investments $14.7 $6.9 Sub Total Structured Products Investments $440.2 $230.7 Equity Common Shares $461.9 $260.9 Preferred Shares $1,359.8 $1,087.7 Other Equity $1,681.3 $1,609.2 Sub Total Equity Investments $3,503.0 $2,957.8 Total Investments $6,321.8 $5,378.6 Balance Sheet Reconciliation ($ MM) Total Investments $5,378.6 Add: Cash $313.0 Add: Restricted Cash $205.0 Add Other Assets $524.0 Total Investments $6,420.6

Nasdaq: ACAS

Debt Investments as of 3/31/12 (1 of 4)

Debt Investments ($ MM)

			Senior Debt				Mezzanine & Subordinate				Total Debt Investment		
#	Company	Industry	Coupon	Maturity	Cost	FV	Coupon	Maturity	Cost	FV	Cost	Fair Value	% of Total FV
1	SMG Holdings, Inc.[7]	Hotels, Restaurants & Leisure	3.5%	Jul-14	$5.6	$5.6	12.6%	Jun-15	$138.2	$138.8	$143.8	$144.4	6.59%
2	Paradigm Precision Holdings, LLC[7]	Aerospace & Defense	--	--	--	--	18.3%	Oct-16	$134.1	$134.6	$134.1	$134.6	6.15%
3	The Tensar Corporation[7]	Construction & Engineering	13.0%	May-13	$83.1	$83.5	20.3%	Nov-15	$37.3	$37.8	$120.4	$121.3	5.54%
4	WRH, Inc.[7]	Life Sciences Tools & Services	4.0%	Sep-13	$3.9	$3.9	14.5%	Sep-15	$99.7	$99.1	$103.6	$103.0	4.70%
5	SPL Acquisition Corp.	Pharmaceuticals	11.0%	Jun-14	$46.6	$46.8	15.3%	Jun-16	$55.2	$55.6	$101.8	$102.4	4.68%
6	WIS Holding Company, Inc.[7]	Commercial Services & Supplies	--	--	--	--	14.5%	Jan-14	$88.6	$89.0	$88.6	$89.0	4.06%
7	European Capital Limited[7,8]	Diversified Financial Services	--		--	--	7.8%	Dec-13	$88.4	$88.4	$88.4	$88.4	4.04%
8	Affordable Care Holding Corp.[7]	Health Care Providers & Services	--	--	--	--	15.0%	Jun-16	$70.9	$71.3	$70.9	$71.3	3.26%
9	Swank Audio Visuals, LLC[7]	Commercial Services & Supplies	9.5%	Aug-15	$57.8	$47.9	--	--	--	--	$57.8	$47.9	2.19%
10	TransFirst Holdings, Inc.[7]	Commercial Services & Supplies	6.3%	Jun-15	$53.7	$47.8	--	--	--	--	$53.7	$47.8	2.18%
11	Avalon Laboratories Holding Corp.[4,7]	Health Care Equipment & Supplies	11.0%	Jan-14	$14.9	$14.9	18.6%	Jan-15	$31.2	$31.4	$46.1	$46.3	2.11%
12	EXPL Pipeline Holdings LLC[7,9]	Oil, Gas & Consumable Fuels	8.0%	Jan-17	$45.7	$46.0	--	--	--	--	$45.7	$46.0	2.10%
13	Pan Am International Flight Academy, Inc.[7]	Professional Services	--	--	--	--	16.5%	Jul-14	$43.9	$44.0	$43.9	$44.0	2.01%
14	Unwired Holdings, Inc.[7]	Household Durables	8.6%	Jun-12	$13.8	$13.8	14.5%	Jun-12	$14.0	$29.0	$27.8	$42.8	1.95%
15	Soil Safe Holdings, LLC[7]	Professional Services	--	--	--	--	15.5%	Aug-16	$41.7	$40.9	$41.7	$40.9	1.87%
16	Dyno Holding Corp.[7]	Auto Components	11.6%	Nov-15	$40.3	$40.5	--	--	--	--	$40.3	$40.5	1.85%
17	Survey Sampling International, LLC[7]	Media	--	--	--	--	15.0%	Jul-18	$40.5	$40.5	$40.5	$40.5	1.85%
18	FL Acquisitions Holdings, Inc.[7]	Computers & Peripherals	8.3%	Oct-13	$40.0	$40.2	--	--	--	--	$40.0	$40.2	1.84%
19	FL Acquisitions Holdings, Inc.7	Computers & Peripherals	--	--	--	--	18.7%	Oct-14	$39.1	$39.2	$39.1	$39.2	1.79%
20	Soil Safe Holdings, LLC[7]	Professional Services	9.8%	Aug-14	$36.6	$36.8	--	--	--	--	$36.6	$36.8	1.68%
21	Specialty Brands of America, Inc.[7]	Food Products	--	--	--	--	14.0%	May-14	$36.3	$36.5	$36.3	$36.5	1.67%
22	American Driveline Systems, Inc.[7]	Diversified Consumer Services	--	--	--	--	13.9%	Jul-16	$35.1	$35.2	$35.1	$35.2	1.61%
23	Qioptiq S.à r.l.[7,8]	Electronic Equipment, Instruments & Components	--	--	--	--	10.0%	Mar-18	$34.7	$34.7	$34.7	$34.7	1.58%
24	MW Acquisition Corporation[7]	Health Care Providers & Services	--	--	--	--	16.4%	Feb-14	$31.5	$31.6	$31.5	$31.6	1.44%
25	NECCO Realty Investments, LLC[6,7]	Real Estate	14.0%	Dec-17	$32.8	$31.0	--	--	--	--	$32.8	$31.0	1.42%

American Capital

98

Nasdaq: ACAS

Debt Investments as of 3/31/12 (2 of 4)

Debt Investments ($ MM)

			Senior Debt				Mezzanine & Subordinate				Total Debt Investment		
#	Company	Industry	Coupon	Maturity	Cost	FV	Coupon	Maturity	Cost	FV	Cost	Fair Value	% of Total FV
26	RDR Holdings, Inc.[7]	Household Durables	--	--	--	--	15.6%	Oct-14	$30.8	$31.0	$30.8	$31.0	1.42%
27	Orchard Brands Corporation[6,7]	Internet & Catalog Retail	6.5%	Apr-16	$65.8	$29.8	--	--	--	--	$65.8	$29.8	1.36%
28	CAMP Systems International, Inc[7]	Air Freight & Logistics	6.2%	Sep-14	$29.9	$29.7	--	--	--	--	$29.9	$29.7	1.36%
29	PHI Acquisitions, Inc.[7]	Internet & Catalog Retail	--	--	--	--	15.3%	Mar-16	$28.8	$29.0	$28.8	$29.0	1.32%
30	Soil Safe Holdings, LLC[6,7]	Professional Services	--	--	--	--	17.5%	Aug-17	$27.4	$24.8	$27.4	$24.8	1.13%
31	TestAmerica Environmental Services, LLC[7]	Commercial Services & Supplies	6.5%	Dec-12	$20.8	$22.1	--	--	--	--	$20.8	$22.1	1.01%
32	FPI Holding Corporation[7]	Food Products	8.5%	May-13	$21.7	$21.7	20.0%	Jun-15	$8.9	--	$30.6	$21.7	0.99%
33	BBB Industries, LLC[7]	Auto Components	9.3%	Jun-14	$21.2	$20.7	--	--	--	--	$21.2	$20.7	0.95%
34	CH Holding Corp.[7]	Leisure Equipment & Products	7.2%	May-13	$18.7	$18.7	--	--	--	--	$18.7	$18.7	0.85%
35	AmWins Group, Inc.[7]	Insurance	5.8%	Jun-14	$18.5	$18.2	--	--	--	--	$18.5	$18.2	0.83%
36	FAMS Acquisition, Inc.[7]	Diversified Financial Services	--	--	--	--	14.0%	Nov-13	$18.1	$18.2	$18.1	$18.2	0.83%
37	Scanner Holdings Corporation[7]	Computers & Peripherals	--	--	--	--	14.0%	Jun-14	$17.8	$17.9	$17.8	$17.9	0.82%
38	Dyno Holding Corp.[7]	Auto Components	--	--	--	--	7.3%	Nov-16	$16.8	$16.8	$16.8	$16.8	0.77%
39	JHCI Acquisition, Inc.[7]	Air Freight & Logistics	5.7%	Dec-14	$19.1	$16.5	--	--	--	--	$19.1	$16.5	0.75%
40	Algoma Holding Company[7]	Building Products	--	--	--	--	14.2%	Sep-13	$16.2	$16.4	$16.2	$16.4	0.75%
41	Delsey Holding[7]	Textiles, Apparel & Luxury Goods	8.4%	Feb-14	$20.5	$15.7	--	--	--	--	$20.5	$15.7	0.72%
42	KIK Custom Products, Inc.[6,7,8]	Household Products	5.2%	Dec-14	$21.3	$15.4	--	--	--	--	$21.3	$15.4	0.70%
43	Flexera Software, LLC[7]	Software	11.0%	Oct-18	$14.0	$15.0	--	--	--	--	$14.0	$15.0	0.68%
44	Lifoam Holdings, Inc.[7]	Leisure Equipment & Products	--	--	--	--	14.0%	Mar-18	$15.0	$15.0	$15.0	$15.0	0.68%
45	Fosbel Global Services (LUXCO) S.C.A.[6,7]	Commercial Services & Supplies	--	--	--	--	18.7%	Dec-14	$37.9	$14.7	$37.9	$14.7	0.67%
46	ECA Acquisition Holdings, Inc.[7]	Health Care Equipment & Supplies	--	--	--	--	16.5%	Dec-14	$14.5	$14.6	$14.5	$14.6	0.67%
47	Orchard Brands Corporation[7]	Internet & Catalog Retail	14.0%	Apr-16	$15.3	$14.1	--	--	--	--	$15.3	$14.1	0.64%
48	Medical Billings Holdings, Inc.[6,7]	IT Services	6.3%	Sep-12	$1.5	$1.5	17.0%	Sep-13	$12.2	$12.3	$13.7	$13.8	0.63%
49	HALT Medical, Inc.[7]	Health Care Equipment & Supplies	16.8%	Jul-13	$12.1	$12.1	--	--	--	--	$12.1	$12.1	0.55%
50	FAMS Acquisition, Inc.[6,7]	Diversified Financial Services	--	--	--	--	15.5%	Nov-13	$11.7	$10.5	$11.7	$10.5	0.48%

American Capital

99

Nasdaq: ACAS

Debt Investments as of 3/31/12 (3 of 4)

Debt Investments ($ MM)

			Senior Debt				Mezzanine & Subordinate				Total Debt Investment		
#	Company	Industry	Coupon	Maturity	Cost	FV	Coupon	Maturity	Cost	FV	Cost	Fair Value	% of Total FV
51	PHC Sharp Holdings, Inc.[7]	Commercial Services & Supplies	--	--	--	--	17.0%	Dec-14	$10.4	$10.5	$10.4	$10.5	0.48%
52	Group Montana, Inc.[6,7]	Textiles, Apparel & Luxury Goods	12.0%	Jan-17	$18.7	$10.4	--	--	--	--	$18.7	$10.4	0.47%
53	Renaissance Learning, Inc.[7]	Software	12.0%	Oct-18	$9.6	$10.2	--	--	--	--	$9.6	$10.2	0.47%
54	Comfort Co., Inc.[7]	Household Durables	11.5%	Mar-15	$9.4	$9.6	--	--	--	--	$9.4	$9.6	0.44%
55	NECCO Holdings, Inc.[6,7]	Food Products	6.5%	Aug-13	$11.5	$9.6	--	--	--	--	$11.5	$9.6	0.44%
56	Neways Holdings, L.P.[7]	Personal Products	16.0%	Aug-14	$9.2	$8.8	--	--	--	--	$9.2	$8.8	0.40%
57	American Acquisition, LLC[7]	Capital Markets	15.5%	Dec-12	$7.9	$7.8	--	--	--	--	$7.9	$7.8	0.36%
58	eLynx Holdings, Inc.[7]	IT Services	7.7%	Jul-13	$7.0	$7.0	--	--	--	--	$7.0	$7.0	0.32%
59	LLSC Holdings Corporation[7]	Personal Products	7.5%	Aug-15	$1.5	$1.5	12.0%	Aug-16	$5.5	$5.5	$7.0	$7.0	0.32%
60	LVI Holdings, LLC[6,7]	Professional Services	7.2%	Jun-12	$2.7	$2.7	18.0%	Feb-13	$8.9	$4.3	$11.6	$7.0	0.32%
61	Anchor Drilling Fluids USA, Inc.[7]	Energy Equipment & Services	11.3%	Dec-13	$7.0	$6.7	--	--	--	--	$7.0	$6.7	0.31%
62	Groupe Unipex[7]	Personal Products	--	--	--	--	10.9%	May-17	$6.1	$6.7	$6.1	$6.7	0.31%
63	PHC Sharp Holdings, Inc.[7]	Commercial Services & Supplies	10.7%	Dec-12	$6.5	$6.5	--	--	--	--	$6.5	$6.5	0.30%
64	LCW Holdings, LLC[7]	Real Estate	11.0%	Oct-12	$6.1	$6.3	--	--	--	--	$6.1	$6.3	0.29%
65	American Capital, LLC[7]	Capital Markets	3.2%	Sep-16	$6.0	$6.0	--	--	--	--	$6.0	$6.0	0.27%
66	Warner Power, LLC[7]	Electrical Equipment	--	--	--	--	14.6%	Nov-12	$6.0	$6.0	$6.0	$6.0	0.27%
67	FreeConference.com, Inc.[6,7]	Diversified Telecommunication	8.5%	May-13	$8.2	$5.6	--	--	--	--	$8.2	$5.6	0.26%
68	Unique Fabricating Incorporated[7]	Auto Components	14.0%	Feb-15	$5.6	$5.6	--	--	--	--	$5.6	$5.6	0.26%
69	Orion Foundry, Inc.[5,7,8]	Internet Software & Services	7.8%	Dec-15	$13.6	$5.5	--	--	--	--	$13.6	$5.5	0.25%
70	Group Montana, Inc.[7]	Textiles, Apparel & Luxury Goods	4.2%	Jan-17	$5.0	$5.0	--	--	--	--	$5.0	$5.0	0.23%
71	Mitchell International, Inc.[7]	IT Services	5.8%	Mar-15	$5.0	$4.7	--	--	--	--	$5.0	$4.7	0.21%
72	Halex Holdings, Inc.[6,7]	Construction Materials	12.0%	Dec-14	$9.8	$4.5	--	--	--	--	$9.8	$4.5	0.21%
73	Paradigm Precision Holdings, LLC[6,7]	Aerospace & Defense	--	--	--	--	23.0%	Oct-16	$19.8	$4.1	$19.8	$4.1	0.19%
74	Net1 Las Colinas Manager, LLC[7]	Real Estate	7.7%	Oct-15	$3.1	$2.8	--	--	--	--	$3.1	$2.8	0.13%
75	FL Acquisitions Holdings, Inc.[6,7]	Computers & Peripherals	--	--	--	--	22.5%	Oct-14	$8.0	$2.3	$8.0	$2.3	0.11%

American Capital

100

Nasdaq: ACAS

Debt Investments as of 3/31/12 (4 of 4)

Debt Investments ($ MM)

			Senior Debt				Mezzanine & Subordinate				Total Debt Investment		
#	Company	Industry	Coupon	Maturity	Cost	FV	Coupon	Maturity	Cost	FV	Cost	Fair Value	% of Total FV
76	Orion Foundry, Inc.[5,6,7]	Internet Software & Services	8.5%	Dec-15	$4.5	$2.3	--	--	--	--	$4.5	$2.3	0.11%
77	PaR Systems, Inc.[7]	Machinery	3.4%	Jul-13	$2.3	$2.1	--	--	--	--	$2.3	$2.1	0.10%
78	Egenera, Inc[6]	Computers & Peripherals	--	--	--	--	15.0%	May-12	$3.2	$1.6	$3.2	$1.6	0.07%
79	Future Food, Inc.[7]	Food Products	5.2%	Mar-14	$1.6	$1.6	--	--	--	--	$1.6	$1.6	0.07%
80	Kingway Inca Clymer Holdings, Inc.[6,7]	Building Products	--	--	--	--	12.3%	Apr-12	–	$1.4	$0.0	$1.4	0.06%
81	FPI Holding Corporation[6,7]	Food Products	15.8%	Jun-15	$12.4	$1.2	--	--	--	--	$12.4	$1.2	0.05%
82	Dyno Holding Corp.[6,7]	Auto Components	--	--	--	--	--	Nov-16	$11.7	$1.1	$11.7	$1.1	0.05%
83	Future Food, Inc.[6,7]	Food Products	5.2%	Mar-14	$1.1	$1.1	--	--	--	--	$1.1	$1.1	0.05%
84	Contour Semiconductor, Inc.[6,7]	Semiconductors & Semiconductor Equipment	3.0%	Jul-12	$0.9	$1.0	--	--	--	--	$0.9	$1.0	0.05%
85	HMSC Corporation[6,7]	Insurance	5.7%	Oct-14	$2.9	$1.0	--	--	--	--	$2.9	$1.0	0.05%
86	PHC Sharp Holdings, Inc.[6,7]	Commercial Services & Supplies	--	--	--	--	19.0%	Dec-14	$7.3	$0.7	$7.3	$0.7	0.03%
87	CMX Inc.[6,7]	Construction & Engineering	3.5%	May-12	$4.4	$0.1	--	--	--	--	$4.4	$0.1	0.00%
88	ACAS Real Estate Holdings Corporation[6,7]	Real Estate	--	--	--	--	15.0%	May-16	$3.7	$0.0	$3.7	$0.0	--
89	Group Montana, Inc.[6,7]	Textiles, Apparel & Luxury Goods	--	--	--	--	24.5%	Jul-17	$6.6	--	$6.6	$0.0	--
90	Small Smiles Holding Company, LLC[6,7,10]	Health Care Providers & Services	6.8%	Feb-15	$6.2	--	--	--	--	--	$6.2	$0.0	--
	Total				$964.9	$847.1			$1,413.7	$1,343.0	$2,378.6	$2,190.1	100%
	Weighted average maturity					2.76 years				3.20 years			
	Weighted average yield (based on coupon and FV)					7.83%				12.89%			

(1) Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(2) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by the nature of indebtedness by a single issuer. The maturity and expiration dates represent the earliest and the latest dates in which the security matures or the instrument expires.
(3) Included in cash and cash equivalents on our consolidated balance sheet.
(4) Some or all of the securities are non-income producing.
(5) Publicly traded company or a consolidated subsidiary of a public company.
(6) Loan is on non-accrual status and therefore considered non-income producing.
(7) All or a portion of the investments or instruments are pledged as collateral under various secured financing arrangements.
(8) Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment. Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.
(9) Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment. Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.
(10) Portfolio company has filed for reorganization under Chapter 11 of the United States Code.

American Capital

101

Nasdaq: ACAS

Structured Products as of 3/31/12

CLO Investments ($ MM)

#	Investment	Cost	Fair Value
1	ACAS CLO 2007-1, Ltd.[7,8,9]	$23.8	$24.8
2	Ares IIIR/IVR CLO Ltd.[7,8,9]	$16.7	$14.9
3	Ares VIII CLO, Ltd.[7,8,9]	$5.0	$2.9
4	Avalon Capital Ltd. 3[7,8,9]	$4.8	$6.8
5	Babson CLO Ltd. 2006-II[7,8,9]	$9.9	$15.6
6	BALLYROCK CLO 2006-2 LTD.[7,8,9]	$1.6	$1.5
7	Cent CDO 12 Limited[7,8,9]	$14.9	$24.5
8	Centurion CDO 8 Limited[7,8,9]	$2.0	$2.7
9	Champlain CLO[7,8,9]	$1.0	$0.7
10	CoLTs 2005-1 Ltd.[4,7,8,9]	$2.0	$0.4
11	CoLTs 2005-2 Ltd.[7,8,9]	$22.8	$9.1
12	CREST Exeter Street Solar 2004-2[7,8,9]	$4.1	$2.5
13	Eaton Vance CDO X PLC[7,8,9]	$12.6	$10.9
14	Essex Park CDO Ltd.[7,8,9]	$2.5	$2.8
15	Flagship CLO V[7,8,9]	$9.6	$12.5
16	Galaxy III CLO, Ltd[4,7,8,9]	$1.5	$0.7
17	LightPoint CLO IV, LTD[7,8,9]	$7.5	$5.4
18	LightPoint CLO VII, Ltd.[7,8,9]	$4.8	$6.5
19	LightPoint CLO VIII, Ltd.[7,8,9]	$6.5	$6.0
20	Mayport CLO Ltd.[7,8,9]	$10.1	$9.9
21	NYLIM Flatiron CLO 2006-1 LTD.[7,8,9]	$4.9	$7.3
22	Octagon Investment Partners VII, Ltd.[7,8,9]	$1.6	$2.5
23	Sapphire Valley CDO I, Ltd.[7,8,9]	$15.7	$14.0
24	Vitesse CLO, Ltd.[7,8,9]	$13.5	$14.4
	Total	**$199.4**	**$199.3**

CMBS Investments ($ MM)

#	Investment	Interest rate	Maturity	Cost	Fair Value
1	Banc of America Commercial Mortgage Trust 2007-1[4,7,9]	5.90%	2/17-2/18	$4.0	$0.3
2	CD 2007-CD4 Commercial Mortgage Trust[4,7,9]	5.90%	4/17	$8.7	$0.1
3	CD 2007-CD5 Mortgage Trust[4,7,9]	6.30%	12/17	$9.0	$1.1
4	Citigroup Commercial Mortgage Securities Trust 2007-C6[4,7,9]	5.90%	7/17	$33.1	$8.8
5	COBALT CMBS Commercial Mortgage Trust 2007-C3[4,7,9]	5.20%	10/17	$7.8	$0.2
6	Credit Suisse Commercial Mortgage Trust Series 2007-C4[4,7,9]	6.00%	8/17	$10.8	$2.7
7	GS Mortgage Securities Trust 2006-GG10[4,7,9]	6.00%	7/17	$4.1	—
8	J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11[4,7,9]	6.00%	7/17	$9.2	$1.0
9	LB-UBS Commercial Mortgage Trust 2007-C6[4,7,9]	6.40%	8/17	$20.9	$1.3
10	LB-UBS Commercial Mortgage Trust 2008-C1[4,7,9]	6.30%	7/23-7/24	$7.4	$0.3
11	ML-CFC Commercial Mortgage Trust 2007-6[4,7,9]	6.00%	4/17	$3.2	$0.1
12	ML-CFC Commercial Mortgage Trust 2007-8[4,7,9]	6.20%	8/17	$13.0	$0.8
13	Wachovia Bank Commercial Mortgage Trust 2007-C31[4,7,9]	6.00%	5/17	$10.8	$0.7
14	Wachovia Bank Commercial Mortgage Trust, Series 2007-C32[4,7,9]	5.80%	10/17	$42.4	$2.3
15	Wachovia Bank Commercial Mortgage Trust, Series 2007-C34[4,7,9]	5.70%	10/17-9/24	$38.9	$4.8
16	Wachovia Bank Commercial Trust 2006-C28[4,7,9]	6.20%	11/16	$2.8	—
	Total			**$226.1**	**$24.5**

CDO Investments ($ MM)

#	Investment	Cost	Fair Value
1	ACAS Wachovia Investments, L.P.[9]	$14.7	$6.9
	Total	**$14.7**	**$6.9**

Summary of total structured prodcuts ($ MM)

	Cost	FV	% of total
Total CLO Investments	$199.4	$199.3	86.4%
Total CMBS Investments	$226.1	$24.5	10.6%
Total CDO Investments	$14.7	$6.9	3.0%
Total Structured Products	$440.2	$230.7	100%

(1) Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(2) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by the nature of indebtedness by a single issuer. The maturity and expiration dates represent the earliest and the latest dates in which the security matures or the instrument expires.
(3) Included in cash and cash equivalents on our consolidated balance sheet.
(4) Some or all of the securities are non-income producing.
(5) Publicly traded company or a consolidated subsidiary of a public company.
(6) Loan is on non-accrual status and therefore considered non-income producing.
(7) All or a portion of the investments or instruments are pledged as collateral under various secured financing arrangements.
(8) Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment. Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.
(9) Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment. Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.
(10) Portfolio company has filed for reorganization under Chapter 11 of the United States Code.

American Capital
102

Nasdaq: ACAS

Equity Investments as of 3/31/12 (1 of 4)

Equity Investments ($ MM)

#	Company	Industry	Common Stock Cost	Common Stock FV	Preferred Equity* Cost	Preferred Equity* FV	Other Equity Investments** Cost	Other Equity Investments** FV	Total Equity Investment Cost	Total Equity Investment FV	% of FV equity investme
1	WIS Holding Company, Inc.[7]	Commercial Services & Supplies	$18	$35	$107	$177	--	--	$125	$213	14.0%
2	Mirion Technologies, Inc. [4,7]	Electrical Equipment	$5	$10	$68	$148	$19	$40	$92	$198	13.0%
3	SMG Holdings, Inc.[4,7]	Hotels, Restaurants & Leisure	$28	--	$152	$159	--	--	$179	$159	10.5%
4	WRH, Inc.[4,7]	Life Sciences Tools & Services	$50	--	$231	$103	--	--	$281	$103	6.8%
5	PHI Acquisitions, Inc.[4,7]	Internet & Catalog Retail	$4	$7	$37	$48	$12	$21	$52	$77	5.0%
6	American Driveline Systems, Inc.[4,7]	Diversified Consumer Services	$11	$4	$42	$57	$17	$6	$70	$67	4.4%
7	Specialty Brands of America, Inc.[4,7]	Food Products	$2	$26	$12	$18	$1	$11	$16	$55	3.6%
8	American Capital Mortgage Investment Corp.[5,7,9]	Real Estate	$40	$42	--	--	--	--	$40	$42	2.8%
9	TestAmerica Environmental Services, LLC[4,7]	Commercial Services & Supplies	--	--	--	--	$27	$40	$27	$40	2.6%
10	Lifoam Holdings, Inc.[4,7]	Leisure Equipment & Products	$30	$31	--	--	--	--	$30	$31	2.0%
11	CIBT Travel Solutions, LLC[4,7]	Commercial Services & Supplies	--	$2	$1	$12	--	--	$1	$14	0.9%
12	eLynx Holdings, Inc.[4,7]	IT Services	$1	--	$30	$13	$13	--	$44	$13	0.8%
13	ACAS Real Estate Holdings Corporation[7]	Real Esate	$6	$12	--	--	--	--	$6	$12	0.8%
14	Comfort Co., Inc.[4,7]	Household Durables	$12	$11	--	--	--	--	$12	$11	0.7%
15	Unique Fabricating Incorporated[4,7]	Auto Components	--	--	$8	$11	$0	--	$8	$11	0.7%
16	HALT Medical, Inc.[4,7]	Health Care Equipment & Supplies	$0	$0	$9	$11	--	--	$9	$11	0.7%
17	ECA Acquisition Holdings, Inc.[4,7]	Health Care Equipment & Supplies	$11	$10	--	--	--	--	$11	$10	0.7%
18	MW Acquisition Corporation[4,7]	Health Care Providers & Services	--	--	$15	$10	--	--	$15	$10	0.7%
19	Warner Power, LLC[4,7]	Electrical Equipment	--	--	--	--	$10	$10	$10	$10	0.7%
20	LLSC Holdings Corporation[4,7]	Personal Products	--	--	$8	$10	--	--	$8	$10	0.6%
21	IEE Holding 1 S.A.[4,8]	Auto Components	$5	$8	--	--	--	--	$5	$8	0.5%
22	CH Holding Corp. [4,7]	Leisure Equipment & Products	--	--	$43	$8	--	--	$43	$8	0.5%
23	Medical Billings Holdings, Inc.[4,7]	IT Services	$3	--	$13	$5	--	--	$17	$5	0.4%
24	Neways Holdings, L.P.[4]	Personal Products	--	--	--	--	$10	$5	$10	$5	0.3%
25	Montgomery Lane, LLC[4,7,9]	Diversified Financial Services	--	--	--	--	$2	$4	$2	$4	0.3%

* Preferred equity consists of preferred stock, redeemable preferred stock, and convertible preferred stock

** Other Equity Investments consists of common stock warrants, warrants, limited partnership interests, common membership units, common units, membership entitlements, preferred interest, common membership interest, ordinary shares, membership units, common interest, preferred membership units, and redeemable preferred membership units.

American Capital®

103

Nasdaq: ACAS

Equity Investments as of 3/31/12 (2 of 4)

Equity Investments ($ MM)

#	Company	Industry	Common Stock Cost	Common Stock FV	Preferred Equity* Cost	Preferred Equity* FV	Other Equity Investments** Cost	Other Equity Investments** FV	Total Equity Investment Cost	Total Equity Investment FV	% of FV equity investme
26	WFS Holding, LLC	Software	--	--	--	--	$2	$4	$2	$4	0.3%
27	EXPL Pipeline Holdings LLC[4,7,9]	Oil, Gas & Consumable Fuels	--	--	--	--	$45	$4	$45	$4	0.3%
28	Tyden Cayman Holdings Corp.[4,7,8]	Electronic Equipment, Instruments & Components	$4	$4	$0	$0	--	--	$4	$4	0.3%
29	Core Financial Holdings, LLC[4,7,9]	Diversified Financial Services	--	--	--	--	$48	$4	$48	$4	0.3%
30	Primrose Holding Corporation[4,7]	Diversified Consumer Services	$2	$3	--	--	--	--	$2	$3	0.2%
31	Radar Detection Holdings Corp.[4]	Household Durables	$1	$1	$1	$2	--	--	$1	$3	0.2%
32	Hard 8 Games, LLC[4,7]	Hotels, Restaurants & Leisure	--	--	--	--	$2	$2	$2	$2	0.1%
33	Auto Network Member Corp.[4,7]	Electronic Equipment, Instruments & Components	$1	--	$0	$1	--	--	$1	$1	0.1%
34	Anchor Drilling Fluids USA, Inc.[4,7]	Energy Equipment & Services	$5	--	$2	$1	--	--	$7	$1	0.1%
35	UFG Real Estate Holdings, LLC[4,7]	Real Estate	--	--	--	--	--	$1	--	$1	0.1%
36	Affordable Care Holding Corp.[4,7]	Health Care Providers & Services	$16	$28	$70	$118	--	--	$85	$146	9.6%
37	Avalon Laboratories Holding Corp.[4,7]	Health Care Equipment & Supplies	$1	$2	$30	$41	--	--	$31	$43	2.8%
38	Blue Wolf Capital Fund II, L.P.[4,9]	Capital Markets	--	--	--	--	$7	$6	$7	$6	0.4%
39	CIBT Investment Holdings, LLC[4,7]	Commercial Services & Supplies	$9	$10	--	--	--	--	$9	$10	0.7%
40	DelStar, Inc.[4,7]	Building Products	--	--	$30	$47	$17	$4	$47	$51	3.4%
41	Easton Bell Sports, LLC[4]	Leisure Equipment & Products	--	--	$2	$2	$1	$1	$3	$3	0.2%
42	FAMS Acquisition, Inc.[4,7]	Diversified Financial Services	--	--	$22	--	--	--	$22	--	--
43	FPI Holding Corporation[4,7]	Food Products	--	--	$39	--	--	--	$39	--	--
44	Groupe Unipex[4]	Personal Products	--	--	--	--	$1	--	$1	--	--
45	IS Holdings I, Inc.[4,7]	Software	--	$14	--	--	--	--	--	$14	0.9%
46	LCW Holdings, LLC[4]	Real Estate	--	--	--	--	$1	$3	$1	$3	0.2%
47	NBD Holdings Corp.[4]	Diversified Financial Services	$0	--	$9	$3	--	--	$9	$3	0.2%
48	Pan Am International Flight Academy, Inc.[4,7]	Professional Services	--	--	$15	$16	--	--	$15	$16	1.1%
49	Parts Holding Coörperatief U.A[4,7,8]	Distributors	--	--	--	--	$6	$1	$6	$1	0.0%
50	Qualium I[4,7,8]	Capital Markets	$2	$2	--	--	--	--	$2	$2	0.1%

* Preferred equity consists of preferred stock, redeemable preferred stock, and convertible preferred stock

** Other Equity Investments consists of common stock warrants, warrants, limited partnership interests, common membership units, common units, membership entitlements, preferred interest, common membership interest, ordinary shares, membership units, common interest, preferred membership units, and redeemable preferred membership units.

American Capital

104

Nasdaq: ACAS

Equity Investments as of 3/31/12 (3 of 4)

Equity Investments ($ MM)

#	Company	Industry	Common Stock Cost	Common Stock FV	Preferred Equity* Cost	Preferred Equity* FV	Other Equity Investments** Cost	Other Equity Investments** FV	Total Equity Investment Cost	Total Equity Investment FV	% of FV equity investme
51	RDR Holdings, Inc.	Household Durables	$33	--	$206	--	--	--	$238	--	--
52	Roark - Money Mailer, LLC[4]	Media	--	--	--	--	$1	$1	$1	$1	0.1%
53	Scanner Holdings Corporation[4,7]	Computers & Peripherals	$0	--	$8	$16	--	--	$8	$16	1.0%
54	SPL Acquisition Corp.[4,7]	Pharmaceuticals	--	--	$41	$27	--	--	$41	$27	1.8%
55	The Tensar Corporation[7]	Construction & Engineering	--	--	$11	$23	--	--	$11	$23	1.5%
56	ThreeSixty Sourcing, Inc.[4,7,8]	Commercial Services & Supplies	--	--	--	--	$4	--	$4	--	--
57	Egenera, Inc[4,7]	Computers & Peripherals	$25	--	--	--	--	--	$25	--	--
58	Qualitor Component Holdings, LLC[4]	Auto Components	--	--	$3	--	$0	--	$4	--	--
59	ACAS Equity Holdings Corp.[4,7]	Diversified Financial Services	$14	--	--	--	--	--	$14	--	--
60	Capital.com, Inc.[4,7]	Diversified Financial Services	$1	--	--	--	--	--	$1	--	--
61	Contour Semiconductor, Inc.[4,6,7]	Semiconductors & Semiconductor Equipment	--	--	$13	--	--	--	$13	--	--
62	Dyno Holding Corp.[4,7]	Auto Components	$10	--	$41	--	--	--	$51	--	--
63	FL Acquisitions Holdings, Inc.[4]	Computers & Peripherals	$16	--	$1	--	--	--	$16	--	--
64	Formed Fiber Technologies, Inc.[4,7]	Auto Components	$8	--	--	--	--	--	$8	--	--
65	Fosbel Global Services (LUXCO) S.C.A.[4,8]	Commercial Services & Supplies	$0	--	$22	--	--	--	$22	--	--
66	FreeConference.com, Inc.[4,7]	Diversified Telecommunication	$2	--	$13	--	--	--	$15	--	--
67	Future Food, Inc.[4,7]	Food Products	$13	--	--	--	$1	--	$14	--	--
68	Group Montana, Inc.[4,7]	Textiles, Apparel & Luxury Goods	$1	--	$1	--	--	--	$2	--	--
69	Halex Holdings, Inc.[4,7]	Construction Materials	--	--	$7	--	--	--	$7	--	--
70	NECCO Holdings, Inc.[4,7]	Food Products	$0	--	--	--	--	--	$0	--	--
71	NECCO Realty Investments, LLC[4,7]	Real Estate	--	--	--	--	$5	--	$5	--	--
72	Orchard Brands Corporation[4,7]	Internet & Catalog Retail	$58	--	--	--	--	--	$58	--	--
73	Paradigm Precision Holdings, LLC[4,7]	Aerospace & Defense	--	--	--	--	$18	--	$18	--	--
74	PHC Sharp Holdings, Inc.[4,7]	Commercial Services & Supplies	$4	--	--	--	--	--	$4	--	--
75	Plumbing Holding Corporation[4,7]	Building Products	$11	--	--	--	--	--	$11	--	--

* Preferred equity consists of preferred stock, redeemable preferred stock, and convertible preferred stock

** Other Equity Investments consists of common stock warrants, warrants, limited partnership interests, common membership units, common units, membership entitlements, preferred interest, common membership interest, ordinary shares, membership units, common interest, preferred membership units, and redeemable preferred membership units.

American Capital

105

Nasdaq: ACAS

Equity Investments as of 3/31/12 (4 of 4)

Equity Investments ($ MM)

#	Company	Industry	Common Stock Cost	Common Stock FV	Preferred Equity* Cost	Preferred Equity* FV	Other Equity Investments** Cost	Other Equity Investments** FV	Total Equity Investment Cost	Total Equity Investment FV	% of FV equity investme
76	Small Smiles Holding Company, LLC[4,7]	Health Care Providers & Services	--	--	--	--	$52	--	$52	--	--
77	Spring Air International, LLC[4]	Household Durables	--	--	--	--	$2	--	$2	--	--
78	Unwired Holdings, Inc.[4]	Household Durables	--	--	$2	--	--	--	$2	--	--
	Sub total: Equity investments (excluding AC LLC and ECAS)		**$462**	**$261**	**$1,360**	**$1,088**	**$322**	**$168**	**$2,143**	**$1,517**	**100.0%**
79	American Capital, LLC[7]	Capital Markets	--	--	--	--	$93	$730	$93	$730	
80	European Capital Limited[4,7,8]	Diversified Financial Services	--	--	--	--	$1,267	$711	$1,267	$711	
	Total Equity Investments		**$462**	**$261**	**$1,360**	**$1,088**	**$1,681**	**$1,609**	**$3,503**	**$2,958**	

(1) Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(2) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by the nature of indebtedness by a single issuer. The maturity and expiration dates represent the earliest and the latest dates in which the security matures or the instrument expires.

(3) Included in cash and cash equivalents on our consolidated balance sheet.
(4) Some or all of the securities are non-income producing.
(5) Publicly traded company or a consolidated subsidiary of a public company.
(6) Loan is on non-accrual status and therefore considered non-income producing.
(7) All or a portion of the investments or instruments are pledged as collateral under various secured financing arrangements.
(8) Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment. Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(9) Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment. Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(10) Portfolio company has filed for reorganization under Chapter 11 of the United States Code.

* Preferred equity consists of preferred stock, redeemable preferred stock, and convertible preferred stock

** Other Equity Investments consists of common stock warrants, warrants, limited partnership interests, common membership units, common units, membership entitlements, preferred interest, common membership interest, ordinary shares, membership units, common interest, preferred membership units, and redeemable preferred membership units.

American Capital

106